UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04787
                                   ---------

                        FRANKLIN NEW YORK TAX-FREE TRUST
                        --------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 09/30
                         -----

Date of reporting period: 09/30/04
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                           SEPTEMBER 30, 2004
--------------------------------------------------------------------------------

                                                           Franklin New York
                                                           Insured Tax-Free
                                                           Income Fund

                                                           Franklin New York
                                                           Intermediate-Term
                                                           Tax-Free Income Fund

                                                           Franklin New York
                                                           Limited-Term
                                                           Tax-Free Income Fund

                                                           Franklin New York
                                                           Tax-Exempt Money Fund

--------------------------------------------------------------------------------
      ANNUAL REPORT AND SHAREHOLDER LETTER                   TAX-FREE INCOME
--------------------------------------------------------------------------------
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                                                       See inside for details.
--------------------------------------------------------------------------------

                                     [LOGO]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                            That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Your
Tax-Free Income Fund ......................................................    4

ANNUAL REPORT

State Update and Municipal
Bond Market Overview ......................................................    7

Franklin New York Insured
Tax-Free Income Fund ......................................................   10

Franklin New York
Intermediate-Term
Tax-Free Income Fund ......................................................   18

Franklin New York
Limited-Term Tax-Free
Income Fund ...............................................................   26

Franklin New York Tax-Exempt
Money Fund ................................................................   34

Financial Highlights and
Statements of Investments .................................................   38

Financial Statements ......................................................   58

Notes to
Financial Statements ......................................................   65

Report of Independent
Registered Public
Accounting Firm ...........................................................   76

Tax Designation ...........................................................   77

Board Members
and Officers ..............................................................   78

Shareholder Information ...................................................   83

--------------------------------------------------------------------------------



ANNUAL REPORT

STATE UPDATE AND MUNICIPAL
BOND MARKET OVERVIEW

New York's economic and financial positions appeared to be recovering from the pressures of recession. The state benefited from unanticipated federal aid and temporary tax increases, with evidence of the recovery in the form of a small surplus expected for fiscal year 2003-2004 and significant proposed reductions in coming years' budget gaps. Recovery extended into the deep and diversified economic base, but in particular, improvement in the state's securities industry played a critical role in this upswing. Manufacturing activity continued to rebound, aided by improvement in business spending, a replacement cycle for aging equipment and low interest rates. Overall wages and income were forecast to increase at respective rates of 5.1% and 5.0% in 2004.(1) The 2004 projected 0.8% employment increase is an improvement from 2003's 0.4% decline.(1)

Improved debt management in capital planning and debt policies supported the recovery, with debt ratios now within the range of other states. Debt service costs were manageable at 8.1% of consolidated general and debt service fund expenditures.(1) The benefits of fiscal conservatism and resolve practiced in recent years left the Empire State more prepared and better able to cope with current stresses than in the past.

The legislature approved measures implementing temporary tax increases after a difficult budget process and the efforts paid off -- New York successfully positioned itself for a favorable fiscal-year close. Revenues from personal income tax increased 14% from last year, while those from user taxes and fees increased 5.7% and business taxes rose 9.2% largely due to the stronger economy.(2)

Independent credit rating agency Standard & Poor's (S&P) rated New York's debt AA.(3) In September 2004, S&P revised its outlook for the state upward, to stable from negative, indicating that the worst of the recent period of fiscal stress has ended. The improved outlook reflects the modest rebound in New York's economy, tax revenues and liquidity position, combined with legislators' prudent revenue and expense actions that could make future finances more manageable. S&P also believes the state is likely to continue to achieve balance, albeit narrow and difficult, and that economic fundamentals will help reduce

(1) Source: Standard & Poor's, "Summary: New York State; Tax Secured, General Obligation," RATINGSDIRECT, 4/6/04.

(2) Source: Standard & Poor's, "Public Finance Report Card: The U.S. States," RATINGSDIRECT, 4/12/04.

(3)   This does not indicate Standard & Poor's rating of the Fund.


                                                               Annual Report | 7
out-year budget gaps. In addition, modest reserves totaling nearly $1 billion created this year were not used for operations, suggesting a continued awareness of the importance of building reserves as New York strives for future structural balance.(4)

During the nine months ended September 30, 2004, lack of new issue supply of long-term municipal bonds nationally was a prevalent theme in the municipal bond market. Fewer new issues coupled with good demand allowed municipal bonds to slightly outperform Treasuries as measured by the Lehman Brothers Municipal Bond Index and the Lehman Brothers U.S. Treasury Index. The municipal bond index returned 4.04% from the beginning of the period through September 30, 2004.(5) In comparison, the Treasury bond index returned 4.01% for the same period.(6)

Interest rates rose early in the reporting period, as economic data indicated continuing U.S. economic recovery. Inflation remained low, labor market conditions improved somewhat, and the financial markets expected the Federal Reserve Board (Fed) to begin raising the federal funds target rate. On June 14, 2004, the trend of rising interest rates changed direction and generally fell through period-end largely in reaction to weaker-than-expected job creation reports, increased concerns over potential terrorist activity, higher oil prices and expanding budget deficits. The latter two were perceived as factors that could stifle future growth. The long-awaited Fed rate increases, quarter-point hikes on June 30, August 10, and September 21, 2004, had little overall effect on the bond markets. According to Municipal Market Data, the yield for 30-year AAA bonds increased from 4.63% at the beginning of the period under review to 5.13% on June 14, 2004, and then fell to 4.68% at period-end.(7) Despite the rise and drop in yields, long-term interest rates remained near four-decade lows throughout the reporting period.

(4) Source: Standard & Poor's, "Research: New York's Outlook Revised to Stable," RATINGSDIRECT, 9/21/04.

(5) Source: Lehman Brothers Inc. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.

(6) Source: Lehman Brothers Inc. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued. The index excludes Treasury Bills (because of the maturity constraint), flower bonds, targeted investor notes (TINs), and state and local government series (SLGS) bonds, STRIPS and Treasury Inflation-Protection Securities
      (TIPS).

(7)   Source: Thomson Financial.


8 | Annual Report

Even though open-end municipal bond funds experienced net outflows during the reporting period, demand for municipal bonds outpaced supply as investors sought to reinvest the relatively heavy bond call, maturity and coupon payments that occurred in June, July and August. Also, in spite of low supply, municipal bonds continued to offer attractive yields relative to taxable fixed income securities, which boosted demand from relative value investors who looked for opportunities in both the taxable and tax-exempt markets.

Many states coped with financial challenges and budget deficits during the period under review, according to the Center on Budget and Policy Priorities, a nonpartisan organization that researches and analyzes a range of government policies and programs. In fiscal year 2004, which for most states began July 1, 2003, many states experienced some revenue growth, but revenues remained below pre-recession levels. Most states have a long way to go before correcting the budget imbalances of the past several years. However, in January 2004, Moody's Investors Service indicated it believed overall municipal credit quality would stabilize and possibly improve in 2004. Even with large budgetary swings, overall municipal debt credit quality remained high, which resulted in Moody's credit upgrades surpassing downgrades by 269 to 130 in the first half of 2004.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUNDS. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

FRANKLIN NEW YORK INSURED
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal, New York state and New York City personal income taxes consistent with prudent investment management and the preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1), (2)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin New York Insured Tax-Free Income Fund covers the nine months ended September 30, 2004.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the nine-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.71 on December 31, 2003, to $11.64 on September 30, 2004. The Fund's Class A shares paid dividends totaling 38.59 cents per share for the same period.(3) The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.20%, based on an annualization of the current 4.26 cent per share dividend and the maximum offering price of $12.16 on September 30, 2004. An investor in the 2004 maximum combined federal and New York state and City personal income tax bracket of 42.90% would need to earn a distribution rate of 7.36% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

(3) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 40.


10 | Annual Report

DIVIDEND DISTRIBUTIONS(3)
Franklin New York Insured Tax-Free Income Fund
1/1/04-9/30/04

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                --------------------------------
MONTH                                            CLASS A            CLASS C
--------------------------------------------------------------------------------
January                                         4.31 cents         3.79 cents
--------------------------------------------------------------------------------
February                                        4.31 cents         3.79 cents
--------------------------------------------------------------------------------
March                                           4.31 cents         3.76 cents
--------------------------------------------------------------------------------
April                                           4.31 cents         3.76 cents
--------------------------------------------------------------------------------
May                                             4.31 cents         3.76 cents
--------------------------------------------------------------------------------
June                                            4.26 cents         3.73 cents
--------------------------------------------------------------------------------
July                                            4.26 cents         3.73 cents
--------------------------------------------------------------------------------
August                                          4.26 cents         3.73 cents
--------------------------------------------------------------------------------
September                                       4.26 cents         3.73 cents
--------------------------------------------------------------------------------
TOTAL                                          38.59 CENTS        33.78 CENTS
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin New York Insured
Tax-Free Income Fund
9/30/04

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               15.8%
--------------------------------------------------------------------------------
Utilities                                                                 15.5%
--------------------------------------------------------------------------------
Higher Education                                                          15.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    14.3%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                      11.7%
--------------------------------------------------------------------------------
Other Revenue                                                              7.4%
--------------------------------------------------------------------------------
General Obligation                                                         6.8%
--------------------------------------------------------------------------------
Transportation                                                             6.6%
--------------------------------------------------------------------------------
Tax-Supported                                                              4.9%
--------------------------------------------------------------------------------
Housing                                                                    1.6%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Declining interest rates, diminishing but still significant New York municipal bond supply, and investor demand for the high relative after-tax returns offered by municipal bonds contributed to the Fund's performance. The mixture of our value-oriented philosophy of investing primarily for income, ample supply of municipal bonds, and a steep yield curve favored the use of longer-term bonds. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features.

Persistently low interest rates led to continued bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.


                                                              Annual Report | 11

We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income. Thank you for your continued participation in Franklin New York Insured Tax-Free Income Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

PERFORMANCE SUMMARY AS OF 9/30/04

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------------
CLASS A                                                           CHANGE           9/30/04         12/31/03
----------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.07            $11.64           $11.71
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-9/30/04)
----------------------------------------------------------------------------------------------------------------
Dividend Income                                   $0.3859
----------------------------------------------------------------------------------------------------------------
CLASS C                                                           CHANGE           9/30/04         12/31/03
----------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                             -$0.06            $11.81           $11.87
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-9/30/04)
----------------------------------------------------------------------------------------------------------------
Dividend Income                                   $0.3378
----------------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------------------
CLASS A                                           9-MONTH(1)      1-YEAR            5-YEAR          10-YEAR
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                         +2.77%         +4.28%           +33.64%          +81.76%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                     -1.60%         -0.17%            +5.05%           +5.70%
----------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                    4.20%
----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)                 7.36%
----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                            3.31%
----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                             5.80%
----------------------------------------------------------------------------------------------------------------
CLASS C                                           9-MONTH(1)      1-YEAR            5-YEAR   INCEPTION (5/1/95)
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                         +2.40%         +3.73%           +30.25%          +63.97%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                     +1.40%         +2.73%            +5.43%           +5.39%
----------------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                    3.79%
----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)                 6.64%
----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                            2.93%
----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                             5.13%
----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
CLASS A                     9/30/04
--------------------------------------
1-Year                       -0.17%
--------------------------------------
5-Year                       +5.05%
--------------------------------------
10-Year                      +5.70%
--------------------------------------

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND-CLASS A
Total Return Index Comparison
$10,000 Investment (10/1/94 - 9/30/04)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin New York
                   Insured Tax-Free
                 Income Fund-Class A    Muni Index(7)             CPI(7)
                 -------------------------------------------------------
       10/1/1994          $9,574              $10,000            $10,000
      10/31/1994          $9,336               $9,822            $10,007
      11/30/1994          $9,054               $9,645            $10,020
      12/31/1994          $9,346               $9,857            $10,020
       1/31/1995          $9,696              $10,139            $10,060
       2/28/1995         $10,037              $10,434            $10,100
       3/31/1995         $10,157              $10,554            $10,134
       4/30/1995         $10,165              $10,566            $10,167
       5/31/1995         $10,482              $10,903            $10,187
       6/30/1995         $10,378              $10,808            $10,207
       7/31/1995         $10,424              $10,910            $10,207
       8/31/1995         $10,538              $11,049            $10,234
       9/30/1995         $10,594              $11,118            $10,254
      10/31/1995         $10,785              $11,280            $10,288
      11/30/1995         $10,958              $11,467            $10,281
      12/31/1995         $11,073              $11,577            $10,274
       1/31/1996         $11,150              $11,665            $10,335
       2/29/1996         $11,071              $11,586            $10,368
       3/31/1996         $10,933              $11,438            $10,422
       4/30/1996         $10,892              $11,406            $10,462
       5/31/1996         $10,901              $11,401            $10,482
       6/30/1996         $11,019              $11,526            $10,489
       7/31/1996         $11,098              $11,630            $10,509
       8/31/1996         $11,106              $11,627            $10,529
       9/30/1996         $11,277              $11,790            $10,562
      10/31/1996         $11,387              $11,923            $10,596
      11/30/1996         $11,599              $12,141            $10,616
      12/31/1996         $11,547              $12,090            $10,616
       1/31/1997         $11,526              $12,113            $10,649
       2/28/1997         $11,617              $12,224            $10,683
       3/31/1997         $11,482              $12,061            $10,710
       4/30/1997         $11,584              $12,162            $10,723
       5/31/1997         $11,740              $12,345            $10,716
       6/30/1997         $11,864              $12,477            $10,730
       7/31/1997         $12,199              $12,822            $10,743
       8/31/1997         $12,061              $12,702            $10,763
       9/30/1997         $12,187              $12,853            $10,790
      10/31/1997         $12,292              $12,936            $10,817
      11/30/1997         $12,355              $13,012            $10,810
      12/31/1997         $12,558              $13,202            $10,797
       1/31/1998         $12,643              $13,338            $10,817
       2/28/1998         $12,642              $13,342            $10,837
       3/31/1998         $12,673              $13,354            $10,857
       4/30/1998         $12,593              $13,293            $10,877
       5/31/1998         $12,820              $13,504            $10,897
       6/30/1998         $12,883              $13,557            $10,910
       7/31/1998         $12,902              $13,591            $10,924
       8/31/1998         $13,076              $13,801            $10,937
       9/30/1998         $13,229              $13,973            $10,950
      10/31/1998         $13,236              $13,973            $10,977
      11/30/1998         $13,289              $14,022            $10,977
      12/31/1998         $13,305              $14,057            $10,971
       1/31/1999         $13,426              $14,224            $10,997
       2/28/1999         $13,389              $14,162            $11,011
       3/31/1999         $13,407              $14,181            $11,044
       4/30/1999         $13,425              $14,217            $11,124
       5/31/1999         $13,351              $14,135            $11,124
       6/30/1999         $13,184              $13,931            $11,124
       7/31/1999         $13,191              $13,982            $11,158
       8/31/1999         $13,058              $13,870            $11,185
       9/30/1999         $13,018              $13,876            $11,238
      10/31/1999         $12,836              $13,725            $11,258
      11/30/1999         $12,961              $13,871            $11,265
      12/31/1999         $12,851              $13,768            $11,265
       1/31/2000         $12,787              $13,708            $11,299
       2/29/2000         $12,964              $13,867            $11,365
       3/31/2000         $13,225              $14,170            $11,459
       4/30/2000         $13,149              $14,086            $11,466
       5/31/2000         $13,073              $14,013            $11,479
       6/30/2000         $13,386              $14,384            $11,539
       7/31/2000         $13,518              $14,585            $11,566
       8/31/2000         $13,698              $14,809            $11,566
       9/30/2000         $13,670              $14,732            $11,627
      10/31/2000         $13,790              $14,893            $11,647
      11/30/2000         $13,899              $15,006            $11,653
      12/31/2000         $14,246              $15,377            $11,647
       1/31/2001         $14,293              $15,529            $11,720
       2/28/2001         $14,353              $15,578            $11,767
       3/31/2001         $14,451              $15,718            $11,794
       4/30/2001         $14,371              $15,547            $11,841
       5/31/2001         $14,483              $15,715            $11,894
       6/30/2001         $14,557              $15,820            $11,914
       7/31/2001         $14,747              $16,054            $11,881
       8/31/2001         $14,951              $16,319            $11,881
       9/30/2001         $14,855              $16,264            $11,934
      10/31/2001         $15,008              $16,458            $11,894
      11/30/2001         $14,937              $16,319            $11,874
      12/31/2001         $14,813              $16,165            $11,827
       1/31/2002         $15,031              $16,445            $11,854
       2/28/2002         $15,171              $16,643            $11,901
       3/31/2002         $14,951              $16,317            $11,968
       4/30/2002         $15,173              $16,636            $12,035
       5/31/2002         $15,234              $16,737            $12,035
       6/30/2002         $15,335              $16,914            $12,041
       7/31/2002         $15,532              $17,132            $12,055
       8/31/2002         $15,702              $17,338            $12,095
       9/30/2002         $16,115              $17,717            $12,115
      10/31/2002         $15,874              $17,424            $12,135
      11/30/2002         $15,809              $17,351            $12,135
      12/31/2002         $16,172              $17,717            $12,108
       1/31/2003         $16,121              $17,672            $12,162
       2/28/2003         $16,320              $17,919            $12,256
       3/31/2003         $16,352              $17,930            $12,329
       4/30/2003         $16,497              $18,049            $12,303
       5/31/2003         $16,852              $18,471            $12,282
       6/30/2003         $16,786              $18,393            $12,296
       7/31/2003         $16,195              $17,749            $12,309
       8/31/2003         $16,313              $17,881            $12,356
       9/30/2003         $16,688              $18,407            $12,396
      10/31/2003         $16,622              $18,315            $12,383
      11/30/2003         $16,798              $18,505            $12,349
      12/31/2003         $16,932              $18,659            $12,336
       1/31/2004         $17,052              $18,765            $12,396
       2/29/2004         $17,289              $19,048            $12,463
       3/31/2004         $17,220              $18,982            $12,544
       4/30/2004         $16,800              $18,532            $12,584
       5/31/2004         $16,732              $18,465            $12,657
       6/30/2004         $16,780              $18,532            $12,697
       7/31/2004         $16,991              $18,776            $12,677
       8/31/2004         $17,277              $19,152            $12,684
       9/30/2004         $17,402              $19,254            $12,711

                          74.02%               92.54%             27.11%

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
CLASS C                     9/30/04
--------------------------------------
1-Year                       +2.73%
--------------------------------------
5-Year                       +5.43%
--------------------------------------
Since Inception (5/1/95)     +5.39%
--------------------------------------

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND-CLASS C
Total Return Index Comparison
$10,000 Investment (5/1/95 - 9/30/04)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Franklin New York
                    Insured Tax-Free
                   Income Fund-Class C     LB Muni Index(7)      CPI(7)
                   ----------------------------------------------------
        5/1/1995         $10,000                    $10,000     $10,000
       5/31/1995         $10,315                    $10,319     $10,020
       6/30/1995         $10,216                    $10,229     $10,039
       7/31/1995         $10,265                    $10,326     $10,039
       8/31/1995         $10,381                    $10,457     $10,066
       9/30/1995         $10,430                    $10,523     $10,086
      10/31/1995         $10,612                    $10,676     $10,118
      11/30/1995         $10,785                    $10,853     $10,112
      12/31/1995         $10,882                    $10,957     $10,105
       1/31/1996         $10,961                    $11,040     $10,165
       2/29/1996         $10,879                    $10,966     $10,197
       3/31/1996         $10,739                    $10,825     $10,250
       4/30/1996         $10,694                    $10,795     $10,290
       5/31/1996         $10,697                    $10,791     $10,309
       6/30/1996         $10,807                    $10,908     $10,316
       7/31/1996         $10,887                    $11,007     $10,336
       8/31/1996         $10,887                    $11,004     $10,355
       9/30/1996         $11,055                    $11,158     $10,388
      10/31/1996         $11,147                    $11,285     $10,421
      11/30/1996         $11,348                    $11,491     $10,441
      12/31/1996         $11,303                    $11,443     $10,441
       1/31/1997         $11,276                    $11,464     $10,474
       2/28/1997         $11,359                    $11,569     $10,507
       3/31/1997         $11,222                    $11,415     $10,533
       4/30/1997         $11,316                    $11,511     $10,546
       5/31/1997         $11,471                    $11,684     $10,540
       6/30/1997         $11,586                    $11,808     $10,553
       7/31/1997         $11,905                    $12,136     $10,566
       8/31/1997         $11,766                    $12,022     $10,586
       9/30/1997         $11,882                    $12,164     $10,612
      10/31/1997         $11,979                    $12,243     $10,639
      11/30/1997         $12,034                    $12,315     $10,632
      12/31/1997         $12,225                    $12,494     $10,619
       1/31/1998         $12,312                    $12,623     $10,639
       2/28/1998         $12,305                    $12,627     $10,658
       3/31/1998         $12,340                    $12,638     $10,678
       4/30/1998         $12,257                    $12,581     $10,698
       5/31/1998         $12,470                    $12,780     $10,718
       6/30/1998         $12,524                    $12,831     $10,731
       7/31/1998         $12,536                    $12,863     $10,744
       8/31/1998         $12,709                    $13,062     $10,757
       9/30/1998         $12,839                    $13,224     $10,770
      10/31/1998         $12,843                    $13,224     $10,797
      11/30/1998         $12,891                    $13,270     $10,797
      12/31/1998         $12,902                    $13,304     $10,790
       1/31/1999         $13,005                    $13,462     $10,816
       2/28/1999         $12,966                    $13,403     $10,829
       3/31/1999         $12,986                    $13,422     $10,862
       4/30/1999         $12,996                    $13,455     $10,941
       5/31/1999         $12,917                    $13,377     $10,941
       6/30/1999         $12,749                    $13,185     $10,941
       7/31/1999         $12,748                    $13,233     $10,974
       8/31/1999         $12,614                    $13,127     $11,001
       9/30/1999         $12,569                    $13,132     $11,053
      10/31/1999         $12,401                    $12,990     $11,073
      11/30/1999         $12,514                    $13,128     $11,080
      12/31/1999         $12,391                    $13,030     $11,080
       1/31/2000         $12,325                    $12,974     $11,113
       2/29/2000         $12,488                    $13,124     $11,178
       3/31/2000         $12,732                    $13,411     $11,271
       4/30/2000         $12,654                    $13,332     $11,277
       5/31/2000         $12,576                    $13,263     $11,290
       6/30/2000         $12,880                    $13,614     $11,350
       7/31/2000         $12,999                    $13,803     $11,376
       8/31/2000         $13,165                    $14,016     $11,376
       9/30/2000         $13,121                    $13,943     $11,435
      10/31/2000         $13,241                    $14,095     $11,455
      11/30/2000         $13,339                    $14,202     $11,461
      12/31/2000         $13,662                    $14,553     $11,455
       1/31/2001         $13,700                    $14,697     $11,527
       2/28/2001         $13,751                    $14,744     $11,573
       3/31/2001         $13,849                    $14,876     $11,600
       4/30/2001         $13,767                    $14,715     $11,646
       5/31/2001         $13,866                    $14,873     $11,698
       6/30/2001         $13,929                    $14,973     $11,718
       7/31/2001         $14,103                    $15,194     $11,685
       8/31/2001         $14,289                    $15,445     $11,685
       9/30/2001         $14,192                    $15,393     $11,738
      10/31/2001         $14,330                    $15,576     $11,698
      11/30/2001         $14,257                    $15,445     $11,679
      12/31/2001         $14,133                    $15,299     $11,633
       1/31/2002         $14,332                    $15,564     $11,659
       2/28/2002         $14,470                    $15,752     $11,705
       3/31/2002         $14,244                    $15,443     $11,771
       4/30/2002         $14,445                    $15,745     $11,837
       5/31/2002         $14,508                    $15,841     $11,837
       6/30/2002         $14,597                    $16,008     $11,843
       7/31/2002         $14,775                    $16,214     $11,856
       8/31/2002         $14,941                    $16,409     $11,896
       9/30/2002         $15,310                    $16,768     $11,916
      10/31/2002         $15,077                    $16,490     $11,935
      11/30/2002         $15,010                    $16,422     $11,935
      12/31/2002         $15,357                    $16,768     $11,909
       1/31/2003         $15,302                    $16,726     $11,962
       2/28/2003         $15,482                    $16,960     $12,054
       3/31/2003         $15,506                    $16,970     $12,126
       4/30/2003         $15,634                    $17,082     $12,100
       5/31/2003         $15,960                    $17,482     $12,080
       6/30/2003         $15,890                    $17,407     $12,093
       7/31/2003         $15,329                    $16,798     $12,107
       8/31/2003         $15,432                    $16,924     $12,153
       9/30/2003         $15,788                    $17,421     $12,192
      10/31/2003         $15,717                    $17,333     $12,179
      11/30/2003         $15,874                    $17,514     $12,146
      12/31/2003         $15,992                    $17,659     $12,133
       1/31/2004         $16,083                    $17,760     $12,192
       2/29/2004         $16,310                    $18,028     $12,258
       3/31/2004         $16,238                    $17,965     $12,337
       4/30/2004         $15,840                    $17,539     $12,377
       5/31/2004         $15,769                    $17,476     $12,449
       6/30/2004         $15,793                    $17,539     $12,488
       7/31/2004         $15,981                    $17,770     $12,469
       8/31/2004         $16,253                    $18,126     $12,475
       9/30/2004         $16,397                    $18,222     $12,502

                          63.97%                     82.22%      25.02%


14 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Nine-month returns are not annualized. The figures shown are for the period since the end of the Fund's previous fiscal year on 12/31/03 through the current fiscal year-end on 9/30/04.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 9/30/04.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 5/28/04 for the maximum combined federal and New York state and City personal income tax bracket of 42.90%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/04.

(7) Source: Lehman Brothers Inc. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 15

YOUR FUND'S EXPENSES

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT      ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                   VALUE 3/31/04         VALUE 9/30/04   PERIOD* 3/31/04-9/30/04
-------------------------------------------------------------------------------------------------------
Actual                                        $1,000              $1,010.50             $3.57
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000              $1,021.45             $3.59
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                        $1,000              $1,008.40             $6.33
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000              $1,018.70             $6.36
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.71% and C: 1.26%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                                                              Annual Report | 17

FRANKLIN NEW YORK INTERMEDIATE-TERM
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from federal, New York state and New York City personal income taxes consistent with prudent investment management and the preservation of capital, by investing at least 80% of its total assets in securities that pay interest free from such taxes and by maintaining a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of 3 to 10 years.(1)

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin New York Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 9/30/04**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                        AAA ..........................  58.1%
                        AA ...........................  15.8%
                        A ............................   6.9%
                        BBB ..........................   1.7%
                        Not Rated by S&P .............  17.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                                        MOODY'S        FITCH     INTERNAL
AAA or Aaa                                       11.7%           --           --
AA or Aa                                          2.1%           --           --
A                                                 1.1%           --           --
BBB or Baa                                        0.2%         0.8%         0.8%
Below Investment Grade                            0.4%           --         0.4%
--------------------------------------------------------------------------------
Total                                            15.5%         0.8%         1.2%

--------------------------------------------------------------------------------

This annual report for Franklin New York Intermediate-Term Tax-Free Income Fund covers the nine months ended September 30, 2004.

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 46.


18 | Annual Report

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the nine-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.16 on December 31, 2003, to $11.15 on September 30, 2004. The Fund's Class A shares paid dividends totaling 29.29 cents per share for the same period.(2) The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.32%, based on an annualization of the current 3.16 cent per share dividend and the maximum offering price of $11.41 on September 30, 2004. An investor in the 2004 maximum combined federal and New York state and City personal income tax bracket of 42.90% would need to earn a distribution rate of 5.81% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we typically look to remain fully invested in a portfolio of bonds that maintain an average maturity of 3 to 10 years. Declining interest rates, diminishing New York municipal bond supply, and investor demand for the high relative after-tax returns offered by municipal bonds contributed to the Fund's performance.

The mixture of our value-oriented philosophy of investing primarily for income and a steep yield curve favored the use of longer-term bonds while operating within the Fund's stated parameters. Consequently, we sought to remain fully invested in bonds that ranged from 8 to 15 years in maturity with no or good call features.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


                                                              Annual Report | 19

PORTFOLIO BREAKDOWN
Franklin New York Intermediate-Term
Tax-Free Income Fund
9/30/04

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                        35.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                      13.7%
--------------------------------------------------------------------------------
Prerefunded                                                                9.6%
--------------------------------------------------------------------------------
Utilities                                                                  8.9%
--------------------------------------------------------------------------------
Transportation                                                             8.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     7.8%
--------------------------------------------------------------------------------
Tax-Supported                                                              7.3%
--------------------------------------------------------------------------------
Higher Education                                                           4.3%
--------------------------------------------------------------------------------
Other Revenue                                                              3.7%
--------------------------------------------------------------------------------
Housing                                                                    0.9%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

DIVIDEND DISTRIBUTIONS*
Franklin New York Intermediate-Term Tax-Free Income Fund
1/1/04-9/30/04

--------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                                  ------------------------------
MONTH                                               CLASS A          CLASS C
--------------------------------------------------------------------------------
January                                           3.33 cents       2.82 cents
--------------------------------------------------------------------------------
February                                          3.33 cents       2.82 cents
--------------------------------------------------------------------------------
March                                             3.33 cents       2.81 cents
--------------------------------------------------------------------------------
April                                             3.33 cents       2.81 cents
--------------------------------------------------------------------------------
May                                               3.33 cents       2.81 cents
--------------------------------------------------------------------------------
June                                              3.16 cents       2.65 cents
--------------------------------------------------------------------------------
July                                              3.16 cents       2.65 cents
--------------------------------------------------------------------------------
August                                            3.16 cents       2.65 cents
--------------------------------------------------------------------------------
September                                         3.16 cents       2.65 cents
--------------------------------------------------------------------------------
TOTAL                                            29.29 CENTS      24.67 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Persistently low interest rates led to continued bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income. Thank you for your continued participation in Franklin New York Intermediate-Term Tax-Free Income Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


20 | Annual Report

PERFORMANCE SUMMARY AS OF 9/30/04

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------------------
CLASS A                                                         CHANGE           9/30/04         12/31/03
--------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.01            $11.15           $11.16
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-9/30/04)
--------------------------------------------------------------------------------------------------------------
Dividend Income                                 $0.2929
--------------------------------------------------------------------------------------------------------------
CLASS C                                                         CHANGE           9/30/04         12/31/03
--------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           -$0.01            $11.16           $11.17
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-9/30/04)
--------------------------------------------------------------------------------------------------------------
Dividend Income                                 $0.2467
--------------------------------------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------------------------------------
CLASS A                                         9-MONTH(2)      1-YEAR            5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return(3)                       +2.57%         +3.50%           +34.99%          +80.47%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return(4)                   +0.23%         +1.15%            +5.69%           +5.84%
--------------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                                  3.32%
--------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(6)               5.81%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(7)                          2.55%
--------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(6)                           4.47%
--------------------------------------------------------------------------------------------------------------
CLASS C                                                       9-MONTH(2)          1-YEAR   INCEPTION (7/1/03)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return(3)                                      +2.14%            +2.93%           +2.80%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return(4)                                  +0.16%            +0.93%           +0.66%
--------------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                                  2.85%
--------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(6)               4.99%
--------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(7)                          2.07%
--------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(6)                           3.63%
--------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 21

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS A                     9/30/04
------------------------------------
1-Year                       +1.15%
------------------------------------
5-Year                       +5.69%
------------------------------------
10-Year                      +5.84%
------------------------------------

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND-CLASS A
Total Return Index Comparison
$10,000 Investment (10/1/94 - 9/30/04)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Franklin New York       LB Muni
                   Intermediate-Term Tax-     10-Year
                      Free Income Fund-          Bond
                         Class A             Index(8)             CPI(8)
                   -----------------------------------------------------
       10/1/1994          $9,774              $10,000            $10,000
      10/31/1994          $9,561               $9,854            $10,007
      11/30/1994          $9,379               $9,668            $10,020
      12/31/1994          $9,551               $9,842            $10,020
       1/31/1995          $9,714              $10,097            $10,060
       2/28/1995          $9,978              $10,382            $10,100
       3/31/1995         $10,043              $10,523            $10,134
       4/30/1995         $10,058              $10,535            $10,167
       5/31/1995         $10,348              $10,870            $10,187
       6/30/1995         $10,283              $10,802            $10,207
       7/31/1995         $10,402              $10,961            $10,207
       8/31/1995         $10,552              $11,109            $10,234
       9/30/1995         $10,589              $11,180            $10,254
      10/31/1995         $10,740              $11,309            $10,288
      11/30/1995         $10,861              $11,461            $10,281
      12/31/1995         $10,920              $11,531            $10,274
       1/31/1996         $10,990              $11,648            $10,335
       2/29/1996         $10,911              $11,600            $10,368
       3/31/1996         $10,822              $11,456            $10,422
       4/30/1996         $10,818              $11,416            $10,462
       5/31/1996         $10,792              $11,383            $10,482
       6/30/1996         $10,896              $11,492            $10,489
       7/31/1996         $10,999              $11,602            $10,509
       8/31/1996         $10,984              $11,602            $10,529
       9/30/1996         $11,132              $11,721            $10,562
      10/31/1996         $11,237              $11,870            $10,596
      11/30/1996         $11,420              $12,110            $10,616
      12/31/1996         $11,393              $12,055            $10,616
       1/31/1997         $11,433              $12,103            $10,649
       2/28/1997         $11,540              $12,217            $10,683
       3/31/1997         $11,423              $12,053            $10,710
       4/30/1997         $11,520              $12,142            $10,723
       5/31/1997         $11,662              $12,314            $10,716
       6/30/1997         $11,771              $12,450            $10,730
       7/31/1997         $12,062              $12,800            $10,743
       8/31/1997         $11,989              $12,675            $10,763
       9/30/1997         $12,122              $12,836            $10,790
      10/31/1997         $12,199              $12,904            $10,817
      11/30/1997         $12,264              $12,964            $10,810
      12/31/1997         $12,410              $13,169            $10,797
       1/31/1998         $12,522              $13,315            $10,817
       2/28/1998         $12,541              $13,314            $10,837
       3/31/1998         $12,548              $13,305            $10,857
       4/30/1998         $12,494              $13,231            $10,877
       5/31/1998         $12,703              $13,456            $10,897
       6/30/1998         $12,768              $13,506            $10,910
       7/31/1998         $12,774              $13,527            $10,924
       8/31/1998         $12,973              $13,763            $10,937
       9/30/1998         $13,113              $13,967            $10,950
      10/31/1998         $13,128              $13,973            $10,977
      11/30/1998         $13,181              $14,015            $10,977
      12/31/1998         $13,234              $14,059            $10,971
       1/31/1999         $13,422              $14,274            $10,997
       2/28/1999         $13,339              $14,146            $11,011
       3/31/1999         $13,341              $14,139            $11,044
       4/30/1999         $13,380              $14,176            $11,124
       5/31/1999         $13,294              $14,077            $11,124
       6/30/1999         $13,070              $13,815            $11,124
       7/31/1999         $13,122              $13,908            $11,158
       8/31/1999         $13,036              $13,857            $11,185
       9/30/1999         $13,065              $13,903            $11,238
      10/31/1999         $12,929              $13,805            $11,258
      11/30/1999         $13,060              $13,956            $11,265
      12/31/1999         $13,001              $13,884            $11,265
       1/31/2000         $12,929              $13,827            $11,299
       2/29/2000         $13,051              $13,935            $11,365
       3/31/2000         $13,292              $14,207            $11,459
       4/30/2000         $13,246              $14,135            $11,466
       5/31/2000         $13,174              $14,051            $11,479
       6/30/2000         $13,497              $14,433            $11,539
       7/31/2000         $13,663              $14,633            $11,566
       8/31/2000         $13,869              $14,860            $11,566
       9/30/2000         $13,822              $14,791            $11,627
      10/31/2000         $13,963              $14,943            $11,647
      11/30/2000         $14,038              $15,024            $11,653
      12/31/2000         $14,356              $15,378            $11,647
       1/31/2001         $14,512              $15,576            $11,720
       2/28/2001         $14,546              $15,602            $11,767
       3/31/2001         $14,674              $15,735            $11,794
       4/30/2001         $14,541              $15,540            $11,841
       5/31/2001         $14,698              $15,709            $11,894
       6/30/2001         $14,783              $15,803            $11,914
       7/31/2001         $14,953              $16,020            $11,881
       8/31/2001         $15,193              $16,293            $11,881
       9/30/2001         $15,139              $16,270            $11,934
      10/31/2001         $15,296              $16,472            $11,894
      11/30/2001         $15,170              $16,259            $11,874
      12/31/2001         $14,986              $16,087            $11,827
       1/31/2002         $15,256              $16,391            $11,854
       2/28/2002         $15,471              $16,625            $11,901
       3/31/2002         $15,122              $16,283            $11,968
       4/30/2002         $15,478              $16,660            $12,035
       5/31/2002         $15,532              $16,739            $12,035
       6/30/2002         $15,731              $16,947            $12,041
       7/31/2002         $15,931              $17,173            $12,055
       8/31/2002         $16,131              $17,396            $12,095
       9/30/2002         $16,464              $17,811            $12,115
      10/31/2002         $16,166              $17,488            $12,135
      11/30/2002         $16,028              $17,345            $12,135
      12/31/2002         $16,409              $17,724            $12,108
       1/31/2003         $16,328              $17,629            $12,162
       2/28/2003         $16,604              $17,933            $12,256
       3/31/2003         $16,595              $17,943            $12,329
       4/30/2003         $16,737              $18,076            $12,303
       5/31/2003         $17,180              $18,594            $12,282
       6/30/2003         $17,079              $18,505            $12,296
       7/31/2003         $16,386              $17,728            $12,309
       8/31/2003         $16,543              $17,880            $12,356
       9/30/2003         $17,051              $18,482            $12,396
      10/31/2003         $16,904              $18,341            $12,383
      11/30/2003         $17,078              $18,538            $12,349
      12/31/2003         $17,206              $18,734            $12,336
       1/31/2004         $17,287              $18,813            $12,396
       2/29/2004         $17,571              $19,144            $12,463
       3/31/2004         $17,420              $19,035            $12,544
       4/30/2004         $17,005              $18,509            $12,584
       5/31/2004         $16,995              $18,520            $12,657
       6/30/2004         $17,029              $18,582            $12,697
       7/31/2004         $17,251              $18,836            $12,677
       8/31/2004         $17,584              $19,249            $12,684
       9/30/2004         $17,640              $19,351            $12,711

                          76.40%               93.51%             27.11%

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS C                     9/30/04
------------------------------------
1-Year                       +0.93%
------------------------------------
Since Inception (7/1/03)     +0.66%
------------------------------------

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND-CLASS C
Total Return Index Comparison
$10,000 Investment (7/1/03 - 9/30/04)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin New York
                 Intermediate-Term Tax-
                 Free Income Fund-Class
                            C                           LB Muni 10-Year Bond Index(8)            CPI(8)
                 --------------------------------------------------------------------------------------
        7/1/2003         $10,000                                    $10,000                     $10,000
       7/31/2003          $9,589                 -4.197079%          $9,580       0.108873%     $10,011
       8/31/2003          $9,685                  0.856579%          $9,662       0.380642%     $10,049
       9/30/2003          $9,978                  3.366531%          $9,988       0.325027%     $10,082
      10/31/2003          $9,887                 -0.763901%          $9,911      -0.107991%     $10,071
      11/30/2003          $9,983                  1.077368%         $10,018      -0.270270%     $10,044
      12/31/2003         $10,053                  1.054359%         $10,124      -0.108401%     $10,033
       1/31/2004         $10,097                  0.423211%         $10,167       0.488334%     $10,082
       2/29/2004         $10,257                  1.756997%         $10,345       0.539957%     $10,136
       3/31/2004         $10,165                 -0.568654%         $10,286       0.644468%     $10,201
       4/30/2004          $9,918                 -2.761801%         $10,002       0.320171%     $10,234
       5/31/2004          $9,908                  0.060956%         $10,008       0.585106%     $10,294
       6/30/2004          $9,932                  0.332590%         $10,042       0.317292%     $10,327
       7/31/2004         $10,047                  1.368599%         $10,179      -0.158144%     $10,310
       8/31/2004         $10,246                  2.190318%         $10,402       0.052798%     $10,316
       9/30/2004         $10,082                  0.532275%         $10,457       0.211082%     $10,338

                          0.82%                                       4.57%                       3.38%


22 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Nine-month returns are not annualized. The figures shown are for the period since the end of the Fund's previous fiscal year on 12/31/03 through the current fiscal year-end on 9/30/04.

(3) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(4) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(5) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 9/30/04.

(6) Taxable equivalent distribution rate and yield assume the published rates as of 5/28/04 for the maximum combined federal and New York state and City personal income tax bracket of 42.90%, based on the federal income tax rate of 35.00%.

(7) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/04.

(8) Source: Lehman Brothers Inc. The Lehman Brothers Municipal 10-Year Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. It is the 10-year (8-12) component of the Municipal Bond Index. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 23

YOUR FUND'S EXPENSES

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


24 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                   VALUE 3/31/04        VALUE 9/30/04     PERIOD* 3/31/04-9/30/04
--------------------------------------------------------------------------------------------------------
Actual                                        $1,000             $1,013.20                 $3.52
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000             $1,021.50                 $3.54
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                        $1,000             $1,010.30                 $6.28
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000             $1,018.75                 $6.31
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.70% and C: 1.25%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                                                              Annual Report | 25

FRANKLIN NEW YORK LIMITED-TERM
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Limited-Term Tax-Free Income Fund seeks to provide high, current income exempt from federal, New York state and New York City personal income taxes consistent with prudent investment management and the preservation of capital, by investing at least 80% of its total assets in securities that pay interest free from such taxes and by maintaining a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of five years or less.(1)

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin New York Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 9/30/04**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                        AAA ..........................  43.7%
                        AA ...........................  24.7%
                        A ............................   4.2%
                        Not Rated by S&P .............  27.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                           MOODY'S
AAA or Aaa                          21.3%
AA or Aa                             6.1%
-----------------------------------------
Total                               27.4%

--------------------------------------------------------------------------------

This annual report for Franklin New York Limited-Term Tax-Free Income Fund covers the nine months ended September 30, 2004.

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 52.


26 | Annual Report

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the nine-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $10.06 on December 31, 2003, to $10.02 on September 30, 2004. The Fund's Class A shares paid dividends totaling 10.75 cents per share for the same period.(2) The Performance Summary beginning on page 29 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 1.50%. An investor in the 2004 maximum combined federal and New York state and City personal income tax bracket of 42.90% would need to earn a distribution rate of 2.63% from a taxable investment to match the Fund's Class A tax-free distribution rate.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. The broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Shorter-term municipal bond market yields were volatile during the reporting period as economic data reflected conflicting signals for the direction of growth of the U.S. economy. Consistent with our investment philosophy, we invested in bonds we believed could provide the most relative value from an income perspective and provide investors with lower share price volatility relative to longer term fixed income alternatives. The Fund's prospectus allows for a dollar-weighted average portfolio maturity of up to five years, but we targeted a shorter average maturity to provide investors with both tax-free income and a lower volatility investment. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS(2)
Franklin New York Limited-Term
Tax-Free Income Fund
1/1/04-9/30/04

--------------------------------------------------------------------------------
MONTH                                                       DIVIDEND PER SHARE
--------------------------------------------------------------------------------
January                                                             1.00 cents
--------------------------------------------------------------------------------
February                                                            1.00 cents
--------------------------------------------------------------------------------
March                                                               1.25 cents
--------------------------------------------------------------------------------
April                                                               1.25 cents
--------------------------------------------------------------------------------
May                                                                 1.25 cents
--------------------------------------------------------------------------------
June                                                                1.25 cents
--------------------------------------------------------------------------------
July                                                                1.25 cents
--------------------------------------------------------------------------------
August                                                              1.25 cents
--------------------------------------------------------------------------------
September                                                           1.25 cents
--------------------------------------------------------------------------------
TOTAL                                                              10.75 CENTS
--------------------------------------------------------------------------------


                                                              Annual Report | 27

PORTFOLIO BREAKDOWN
Franklin New York Limited-Term
Tax-Free Income Fund
9/30/04

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                        32.9%
--------------------------------------------------------------------------------
Utilities                                                                 16.8%
--------------------------------------------------------------------------------
Tax-Supported                                                             11.5%
--------------------------------------------------------------------------------
Transportation                                                            11.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    10.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       5.6%
--------------------------------------------------------------------------------
Housing                                                                    5.4%
--------------------------------------------------------------------------------
Higher Education                                                           4.2%
--------------------------------------------------------------------------------
Other Revenue                                                              1.8%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income. Thank you for your continued participation in Franklin New York Limited-Term Tax-Free Income Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


28 | Annual Report

PERFORMANCE SUMMARY AS OF 9/30/04

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------------------------
CLASS A                                                       CHANGE           9/30/04         12/31/03
------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                         -$0.04            $10.02           $10.06
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-9/30/04)
------------------------------------------------------------------------------------------------------------
Dividend Income                               $0.1075
------------------------------------------------------------------------------------------------------------

PERFORMANCE(1)

------------------------------------------------------------------------------------------------------------
CLASS A                                                     9-MONTH(2)          1-YEAR   INCEPTION (9/2/03)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return(3)                                    +0.68%            +0.69%           +1.63%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return(4)                                +0.68%            +0.69%           +1.52%
------------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                         1.50%
------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(6)      2.63%
------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(7)                 1.64%
------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(6)                  2.87%
------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS A                     9/30/04
------------------------------------
1-Year                       +0.69%
------------------------------------
Since Inception (9/2/03)     +1.52%
------------------------------------

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND-CLASS A
Total Return Index Comparison
$10,000 Investment (9/2/03 - 9/30/04)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                              LB Muni
                   Franklin New York         Index 5-
                 Limited-Term Tax-Free      Year Bond
                  Income Fund-Class A        Index(8)             CPI(8)
                 -------------------------------------------------------
        9/2/2003         $10,000              $10,000            $10,000
       9/30/2003         $10,090              $10,253            $10,033
      10/31/2003         $10,060              $10,186            $10,022
      11/30/2003         $10,080              $10,227             $9,995
      12/31/2003         $10,090              $10,267             $9,984
       1/31/2004         $10,120              $10,316            $10,033
       2/29/2004         $10,190              $10,442            $10,087
       3/31/2004         $10,153              $10,398            $10,152
       4/30/2004         $10,054              $10,190            $10,184
       5/31/2004         $10,026              $10,137            $10,244
       6/30/2004         $10,029              $10,175            $10,276
       7/31/2004         $10,082              $10,269            $10,260
       8/31/2004         $10,145              $10,449            $10,265
       9/30/2004         $10,163              $10,463            $10,287

                          1.63%                 4.63%              2.87%


30 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 0.96%. After 3/1/05, the fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

(2) Nine-month returns are not annualized. The figures shown are for the period since the end of the Fund's previous fiscal year on 12/31/03 through the current fiscal year-end on 9/30/04.

(3) Cumulative total return represents the change in value of an investment over the periods indicated.

(4) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(5) Distribution rate is based on an annualization of the 1.25 cent per share current monthly dividend and the maximum offering price of $10.02 on 9/30/04.

(6) Taxable equivalent distribution rate and yield assume the published rates as of 5/28/04 for the maximum combined federal and New York state and City personal income tax bracket of 42.90%, based on the federal income tax rate of 35.00%.

(7) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/04.

(8) Source: Lehman Brothers Inc. The Lehman Brothers Municipal 5-Year Bond Index is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million, be issued as part of a transaction of at least $5 million, and have a maturity of 4 to 6 years. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 31

YOUR FUND'S EXPENSES

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


32 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                   VALUE 3/31/04        VALUE 9/30/04     PERIOD* 3/31/04-9/30/04
--------------------------------------------------------------------------------------------------------
Actual                                        $1,000             $1,000.60                $2.50
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000             $1,022.50                $2.53
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                                                              Annual Report | 33

FRANKLIN NEW YORK
TAX-EXEMPT MONEY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Tax-Exempt Money Fund seeks to provide high, current income exempt from federal, New York state and New York City personal income taxes consistent with prudent investment management, preservation of capital and liquidity. The Fund's portfolio invests at least 80% of its total assets in short-term municipal debt securities issued in New York.1 The Fund tries to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER ENTITY OR INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin New York Tax-Exempt Money Fund covers the nine months ended September 30, 2004.

PERFORMANCE OVERVIEW

Reflecting rising short-term interest rates for the nine-month period under review, Franklin New York Tax-Exempt Money Fund's seven-day effective yield increased from 0.54% on December 31, 2003, to 0.86% on September 30, 2004.

INVESTMENT STRATEGY

We invest predominantly in high-quality, short-term municipal securities whose interest is free from federal income tax and New York state and City personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that a portion of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 55.


34 | Annual Report

MANAGER'S DISCUSSION

Short-term municipal money market yields generally rose during the reporting period, reflecting the increased federal funds target rate initiated by the Federal Reserve Board. The Bond Market Association Municipal Swap Index, a benchmark for variable rate securities, which make up a large portion of Franklin New York Tax-Exempt Money Fund, averaged a rate of 1.08% for the reporting period.(2)

During the reporting period, the Fund participated in several deals including Columbia University Mandatory Puts, Suffolk County NY General Obligation Bonds and Metropolitan Transportation Authority Commercial Paper.

Thank you for your continued participation in Franklin New York Tax-Exempt Money Fund. We look forward to serving your future investment needs.

(2) Source: Thomson Financial. The Bond Market Association Municipal Swap Index is a weekly high-grade market index comprised of 7-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin New York Tax-Exempt Money Fund
9/30/04

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Variable Rate Notes                                                        76.9%
--------------------------------------------------------------------------------
Notes and Bonds                                                            12.6%
--------------------------------------------------------------------------------
Tax-Exempt Commercial Paper                                                 6.3%
--------------------------------------------------------------------------------
Put or Option Tender Bonds                                                  4.2%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY(1)
Franklin New York Tax-Exempt Money Fund
9/30/04

--------------------------------------------------------------------------------
Seven-day effective yield(2)                                               0.86%
--------------------------------------------------------------------------------
Seven-day annualized yield                                                 0.86%
--------------------------------------------------------------------------------
Taxable equivalent yield(3)                                                1.42%
--------------------------------------------------------------------------------

(1) The Fund's manager has agreed in advance to waive a portion of its fees. If the manager had not taken this action, the Fund's annualized and effective yields for the period would have been 0.72% and 0.72%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

(2)   The seven-day effective yield assumes the compounding of daily dividends.

(3) Taxable equivalent yield assumes the published rates as of 5/28/04 for the maximum combined federal and New York state and City personal income tax bracket of 42.90%, based on the federal income tax rate of 35.00%.

      Annualized and effective yields are for the seven-day period ended 9/30/04. The Fund's average weighted maturity was 41 days. Yields reflect Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.


                                                              Annual Report | 35

YOUR FUND'S EXPENSES

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


36 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
                                          VALUE 3/31/04        VALUE 9/30/04     PERIOD* 3/31/04-9/30/04
--------------------------------------------------------------------------------------------------------
Actual                                        $1,000             $1,002.40               $3.15
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000             $1,021.85               $3.18
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                                                              Annual Report | 37

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                  ---------------------------------------------------------------------------------
                                                    PERIOD ENDED
                                                    SEPTEMBER 30,                       YEAR ENDED DECEMBER 31,
CLASS A                                                2004(c)         2003         2002          2001          2000        1999
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $   11.71       $   11.69    $   11.22     $   11.34     $   10.77   $   11.71
                                                  ---------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) .....................         .39             .52          .53           .55           .57         .56

 Net realized and unrealized gains (losses) ...        (.07)            .02          .47          (.11)          .56        (.94)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............         .32             .54         1.00           .44          1.13        (.38)
                                                  ---------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................        (.39)           (.52)        (.53)         (.56)         (.56)       (.56)

 Net realized gains ...........................          --              --           --            --            --          --(e)
                                                  ---------------------------------------------------------------------------------
Total distributions ...........................        (.39)           (.52)        (.53)         (.56)         (.56)       (.56)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................   $   11.64       $   11.71    $   11.69     $   11.22     $   11.34   $   10.77
                                                  =================================================================================

Total return(b) ...............................        2.77%           4.69%        9.17%         4.00%        10.78%      (3.31)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $ 292,813       $ 296,917    $ 291,965     $ 269,449     $ 234,528   $ 242,067

Ratios to average net assets:

 Expenses .....................................         .71%(d)         .71%         .71%          .73%          .74%        .72%

 Net investment income ........................        4.44%(d)        4.44%        4.66%         4.83%         5.19%       4.96%

Portfolio turnover rate .......................        7.96%           7.96%        9.52%         7.78%        19.66%      15.23%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   For the period January 1, 2004 to September 30, 2004. See Note 1.

(d)   Annualized.

(e)   The Fund distributed capital gains in the amount of $.004.


38 | See notes to financial statements. | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                  -------------------------------------------------------------------------------
                                                   PERIOD ENDED
                                                   SEPTEMBER 30,                      YEAR ENDED DECEMBER 31,
CLASS C                                               2004(c)         2003         2002         2001         2000         1999
                                                  -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $  11.87        $  11.84     $  11.35     $  11.46     $  10.88     $  11.82
                                                  -------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) .....................        .34             .46          .47          .49          .51          .49

 Net realized and unrealized gains (losses) ...       (.06)            .02          .49         (.10)         .57         (.94)
                                                  -------------------------------------------------------------------------------
Total from investment operations ..............        .28             .48          .96          .39         1.08         (.45)
                                                  -------------------------------------------------------------------------------
Less distributions from:

 Net investment income ........................       (.34)           (.45)        (.47)        (.50)        (.50)        (.49)

 Net realized gains ...........................         --              --           --           --           --           --(e)
                                                  -------------------------------------------------------------------------------
Total distributions ...........................       (.34)           (.45)        (.47)        (.50)        (.50)        (.49)
                                                  -------------------------------------------------------------------------------
Net asset value, end of period ................   $  11.81        $  11.87     $  11.84     $  11.35     $  11.46     $  10.88
                                                  ===============================================================================

Total return(b) ...............................       2.40%           4.12%        8.65%        3.47%       10.19%       (3.87)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $ 37,606        $ 39,803     $ 29,207     $ 18,947     $ 12,498     $ 12,309

Ratios to average net assets:

 Expenses .....................................       1.26%(d)        1.27%        1.25%        1.28%        1.28%        1.27%

 Net investment income ........................       3.89%(d)        3.88%        4.12%        4.27%        4.64%        4.42%

Portfolio turnover rate .......................       7.96%           7.96%        9.52%        7.78%       19.66%       15.23%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   For the period January 1, 2004 to September 30, 2004. See Note 1.

(d)   Annualized.

(e)   The Fund distributed capital gains in the amount of $.004.


                         Annual Report | See notes to financial statements. | 39

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2004

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.9%
    BONDS
    Amherst IDA Civic Facility Revenue, University of Buffalo Student Housing Creekside,
     Project A, AMBAC Insured, 5.00%, 8/01/32 .......................................................    $ 2,785,000    $  2,844,599
    Amsterdam HDC Mortgage Revenue, Refunding, MBIA Insured, 6.25%, 1/01/25 .........................      2,245,000       2,248,749
    Babylon IDA Civic Facility Revenue, WSNCHS East Inc. Project, Series A, AMBAC Insured,
     6.00%, 8/01/24 .................................................................................      4,020,000       4,567,082
    Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 ...........................................        200,000         236,092
    Buffalo GO, Series E, AMBAC Insured, Pre-Refunded, 6.70%,
      12/01/18 ......................................................................................        385,000         395,988
      12/01/19 ......................................................................................        410,000         421,701
    Buffalo Municipal Water Finance Authority Water System Revenue, FSA Insured, 6.00%,
      7/01/26 .......................................................................................      1,185,000       1,332,710
      7/01/29 .......................................................................................      3,000,000       3,368,340
    Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/09 ...................        900,000       1,055,871
    Dutchess County IDA Civic Facilities Revenue, Bard College Project, AMBAC Insured, 5.375%,
     6/01/27 ........................................................................................      1,750,000       1,834,210
    Eastport South Manor Central School District GO, FGIC Insured, 5.00%, 6/15/20 ...................      1,000,000       1,071,250
    Fredonia Central School District GO, Refunding, FGIC Insured, 5.00%, 6/01/19 ....................      2,300,000       2,429,559
    Hempstead Town IDA Civic Facilities Revenue, Hofstra University Project, MBIA Insured,
     5.80%, 7/01/15 .................................................................................      1,340,000       1,451,716
    Long Island Power Authority Electric System Revenue, General, Refunding, Series A,
      FSA Insured, 5.125%, 12/01/22 .................................................................      9,300,000       9,726,033
      MBIA Insured, 5.75%, 12/01/24 .................................................................      1,540,000       1,712,942
    Middle Country Central School District Centereach GO, FSA Insured, 4.875%, 6/01/20 ..............      1,650,000       1,729,546
    Monroe County IDA Civic Facility Revenue, Nazareth College Rochester Project, MBIA Insured,
      5.25%, 10/01/21 ...............................................................................      1,520,000       1,642,497
      5.00%, 10/01/31 ...............................................................................      3,100,000       3,163,395
    Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13 ................      1,055,000       1,268,363
    MTA Commuter Facilities Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/23 ............      3,000,000       3,363,480
    MTA Dedicated Tax Fund Revenue,
      Refunding, Series A, MBIA Insured, 5.00%, 11/15/30 ............................................      8,000,000       8,170,720
      Series A, FGIC Insured, 5.00%, 11/15/31 .......................................................      2,000,000       2,037,020
      Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ..........................................      2,500,000       2,905,800
    MTA New York Service Contract Revenue, Refunding, AMBAC Insured, 5.00%, 7/01/30 .................      7,000,000       7,143,500
    MTA Revenue, Refunding, Series A, FGIC Insured, 5.25%, 11/15/31 .................................      4,000,000       4,176,920
    MTA Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31 ............................      3,000,000       3,059,550
    Nassau County GO, Public Improvement, Series E, FSA Insured, ETM, 6.00%, 3/01/20 ................      1,510,000       1,751,600
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
     5.75%, 8/01/29 .................................................................................      2,655,000       2,865,329
    New York City GO,
      Series A, MBIA Insured, 6.00%, 5/15/30 ........................................................        360,000         406,278
      Series A, MBIA Insured, Pre-Refunded, 6.00%, 5/15/30 ..........................................      1,640,000       1,919,144
      Series I, MBIA Insured, 5.00%, 4/15/29 ........................................................      3,000,000       3,053,430
    New York City Health and Hospital Corp. Revenue, Health System, Series A, FSA Insured,
     5.125%, 2/15/23 ................................................................................      3,890,000       4,080,454
    New York City IDA Civic Facility Revenue, Polytechnic Prep Country Day School, FSA Insured,
     5.375%, 5/01/29 ................................................................................        980,000       1,031,136


40 | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    New York City Municipal Water Authority Revenue, Refunding, Series E, FGIC Insured, 5.00%,
     6/15/26 ........................................................................................    $ 1,000,000    $  1,025,650
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
      Refunding, Series B, FGIC Insured, 5.125%, 6/15/31 ............................................      5,000,000       5,137,850
      Series A, FSA Insured, 5.375%, 6/15/26 ........................................................      3,000,000       3,188,850
      Series B, MBIA Insured, 5.75%, 6/15/26 ........................................................      1,285,000       1,378,844
      Series B, MBIA Insured, 5.50%, 6/15/27 ........................................................      5,000,000       5,414,950
      Series B, MBIA Insured, Pre-Refunded, 5.75%, 6/15/26 ..........................................        615,000         662,496
      Series G, FSA Insured, 5.00%, 6/15/34 .........................................................      3,000,000       3,049,260
    New York City Transitional Finance Authority Revenue,
      Future Tax Secured, Series A, FGIC Insured, 5.00%, 5/01/28 ....................................      6,000,000       6,120,960
      Future Tax Secured, Series C, 4.75%, 5/01/23 ..................................................      1,800,000       1,831,662
      Future Tax Secured, Series D, MBIA Insured, 5.00%, 2/01/22 ....................................      2,000,000       2,108,400
    New York City Transportation Authority MTA Triborough Bridge and Tunnel Authority COP,
     AMBAC Insured, Pre-Refunded, 5.75%, 1/01/20 ....................................................      3,000,000       3,455,820
    New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
     Pre-Refunded, 5.25%, 1/01/29 ...................................................................      3,500,000       3,947,055
    New York City Trust Cultural Resources Revenue,
      American Museum of Natural History, Series A, MBIA Insured, 5.65%, 4/01/27 ....................      2,000,000       2,175,480
      Museum of Modern Art 2001, Series D, AMBAC Insured, 5.125%, 7/01/31 ...........................      7,500,000       7,733,700
      New York Botanical Garden, MBIA Insured, 5.75%, 7/01/16 .......................................      2,000,000       2,145,720
      Wildlife Conservation Society, FGIC Insured, 5.00%, 2/01/34 ...................................      3,000,000       3,064,830
    New York State Appropriated Tobacco Corp. Revenue, Asset Backed, Series A-1,
     AMBAC Insured, 5.25%, 6/01/21 ..................................................................      6,000,000       6,434,880
    New York State Dormitory Authority Lease Revenue, Master Boces Program, Series A,
     FSA Insured, 5.25%, 8/15/21 ....................................................................      1,740,000       1,864,984
    New York State Dormitory Authority Revenue,
      853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 .........................      1,340,000       1,511,319
      Comsewogue Public Library, MBIA Insured, 6.05%, 7/01/24 .......................................      2,445,000       2,568,546
      Insured Mortgage Nursing Home, MBIA Insured, 5.40%, 2/01/31 ...................................        400,000         417,952
      Insured Mortgage Nursing Home, MBIA Insured, 5.50%, 2/01/41 ...................................      1,880,000       1,975,861
      Iona College, XLCA Insured, 5.125%, 7/01/32 ...................................................      4,000,000       4,122,000
      Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 .............................      1,500,000       1,595,460
      Mental Health Services, Refunding, Series B, MBIA Insured, 5.00%, 2/15/24 .....................      2,260,000       2,328,207
      New York University, Series 2, AMBAC Insured, 5.00%, 7/01/23 ..................................        885,000         918,754
      NYSARC Inc., Series A, FSA Insured, 5.00%, 7/01/26 ............................................      1,700,000       1,754,536
      Pace University, MBIA Insured, 6.00%, 7/01/29 .................................................      3,000,000       3,387,900
      School Districts Financing Program, Series D, MBIA Insured, 5.25%, 10/01/23 ...................      1,750,000       1,885,923
      School Districts Financing Program, Series D, MBIA Insured, 5.00%, 10/01/30 ...................      1,750,000       1,786,960
      Siena College, MBIA Insured, 5.00%, 7/01/31 ...................................................      3,500,000       3,569,475
      Siena College, Refunding, MBIA Insured, 5.70%, 7/01/17 ........................................      2,000,000       2,209,640
      St. Johns University, Series A, MBIA Insured, 5.25%, 7/01/30 ..................................      3,500,000       3,651,095
      St. Vincent's Hospital and Medical Center, AMBAC Insured, 6.00%, 8/01/28 ......................      5,000,000       5,221,200
      University of Rochester, Refunding, Series A, MBIA Insured, 5.00%, 7/01/27 ....................      1,000,000       1,017,890
      Upstate Community College, MBIA Insured, 5.125%, 7/01/30 ......................................      5,945,000       6,134,170
      Wildwood Programs Inc., Refunding, MBIA Insured, 5.875%, 7/01/15 ..............................      1,000,000       1,084,640


                                                              Annual Report | 41

FRANKLIN NEW YORK TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    New York State Dormitory Authority Revenues,
      City University System Consolidated, Third General, Series 1, FSA Insured, Pre-Refunded,
       5.50%, 7/01/29 ...............................................................................    $ 1,585,000    $  1,805,695
      Department of Health, MBIA Insured, 5.50%, 7/01/25 ............................................        790,000         821,418
      Department of Health, MBIA Insured, Pre-Refunded, 5.50%, 7/01/25 ..............................      1,210,000       1,312,136
      Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 ................      2,000,000       2,148,380
      Hospital, Maimonides, MBIA Insured, 5.00%, 8/01/24 ............................................      6,540,000       6,802,189
      Mental Health Services, Series D, FSA Insured, 5.25%, 2/15/29 .................................        150,000         155,397
      Mental Health Services, Series D, FSA Insured, Pre-Refunded, 5.25%, 2/15/29 ...................      1,850,000       2,092,406
      Mental Health Services Facilities Improvement, Series A, MBIA Insured, Pre-Refunded,
       5.25%, 8/15/26 ...............................................................................      2,570,000       2,926,074
      New York University, Series 2, AMBAC Insured, 5.00%, 7/01/41 ..................................      2,500,000       2,534,050
      Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ......................................      6,500,000       7,019,740
      Series 1, MBIA Insured, 5.00%, 7/01/22 ........................................................      2,000,000       2,112,900
      Series 1, MBIA Insured, 5.00%, 7/01/24 ........................................................      2,000,000       2,080,260
    New York State Energy Research and Development Authority Electric Facilities Revenue,
     Consolidated Edison Project, Refunding, Series A, AMBAC Insured, 6.10%, 8/15/20 ................      5,000,000       5,254,450
    New York State Energy Research and Development Authority PCR, Central Hudson Gas,
     Refunding, Series A, AMBAC Insured, 5.45%, 8/01/27 .............................................      3,500,000       3,703,455
    New York State Environmental Facilities Corp. Water Facilities Revenue, Spring Valley Water
     Project, Refunding, Series B, AMBAC Insured, 6.15%, 8/01/24 ....................................      3,000,000       3,073,350
    New York State Medical Care Facilities Finance Agency Revenue, Long-Term Health Care,
      Series A, FSA Insured, 6.80%, 11/01/14 ........................................................      6,285,000       6,310,266
      Series B, FSA Insured, 6.45%, 11/01/14 ........................................................      5,355,000       5,375,135
      Series C, FSA Insured, 6.40%, 11/01/14 ........................................................      4,245,000       4,260,834
    New York State Municipal Bond Bank Agency Program Revenue, Buffalo, Series A,
     AMBAC Insured, 5.25%, 5/15/31 ..................................................................      4,000,000       4,148,880
    New York State Tollway Authority General Revenue, Series C, FGIC Insured, Pre-Refunded,
     6.00%, 1/01/25 .................................................................................      6,400,000       6,598,592
    New York State Tollway Authority Highway and Bridge Trust Fund Revenue, Series B,
     MBIA Insured, 4.90%, 4/01/20 ...................................................................      2,120,000       2,222,142
    New York State Urban Development Corp. Revenue,
      Correctional Capital Facility, Series 6, AMBAC Insured, Pre-Refunded, 5.375%, 1/01/25 .........      2,480,000       2,640,084
      Correctional Facilities Service Contract, Series C, AMBAC Insured, Pre-Refunded, 6.00%,
       1/01/29 ......................................................................................     11,200,000      12,877,424
    New York Thruway Authority State Personal Income Tax, Transportation, Series A, MBIA Insured,
     5.00%, 3/15/22 .................................................................................      5,500,000       5,801,950
    Niagara County GO, Public Improvement, MBIA Insured, 6.00%,
      7/15/18 .......................................................................................        500,000         515,850
      7/15/19 .......................................................................................        510,000         526,167
      7/15/20 .......................................................................................        610,000         629,337
    Niagara Falls New York City School District COP, High School Facility, MBIA Insured, 5.375%,
     6/15/28 ........................................................................................      2,000,000       2,076,480
    Niagara Falls Public Improvement GO, MBIA Insured, 6.85%, 3/01/19 ...............................          5,000           5,119
    North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
      4/01/15 .......................................................................................      1,065,000       1,324,647
      4/01/16 .......................................................................................      1,000,000       1,251,900
    Port Authority New York and New Jersey Revenue, XLCA Insured, 5.00%, 9/15/27 ....................      4,500,000       4,662,720


42 | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Rensselear County GO, AMBAC Insured, 6.70%, 2/15/11 .............................................    $   810,000    $    974,543
    Schenectady IDA Civic Facilities Revenue, Schaffer Heights, Series A, GNMA Secured,
      6.00%, 11/01/30 ...............................................................................      3,000,000       3,215,640
      6.05%, 11/01/35 ...............................................................................      2,375,000       2,541,321
    Schenectady IDA Civic Facility Revenue, Union College Project, Series A, AMBAC Insured,
      5.00%, 7/01/32 ................................................................................      2,395,000       2,445,846
    St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University Project, Series A,
     MBIA Insured, 5.00%, 7/01/28 ...................................................................      2,455,000       2,492,733
    Taconic Hills Central School District at Craryville GO, Columbia County, Refunding,
     FGIC Insured, 5.00%, 6/15/27 ...................................................................      1,295,000       1,329,007
    Triborough Bridge and Tunnel Authority Revenues, General Purpose, Series B, MBIA Insured,
     Pre-Refunded, 5.20%, 1/01/27 ...................................................................      1,000,000       1,117,810
    Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
      AMBAC Insured, 5.75%, 8/01/29 .................................................................        550,000         602,679
      Refunding, Series A, FSA Insured, 5.125%, 10/01/26 ............................................      2,000,000       2,049,280
    Warren and Washington Communities IDA Civic Facility Revenue, Series B, FSA Insured,
      5.00%, 12/01/27 ...............................................................................      3,680,000       3,763,904
    Westchester County Health Care Corp. Revenue, Series B, 5.375%, 11/01/30 ........................      1,500,000       1,573,065
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $302,451,083) .................................................                    323,523,178
                                                                                                                        ------------
    SHORT TERM INVESTMENTS .8%
    BONDS

(a) Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN and Put,
     1.73%, 5/01/33 .................................................................................        900,000         900,000
(a) New York City GO, Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put,
     1.73%, 8/01/21 .................................................................................        500,000         500,000
(a) New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Series C, FGIC Insured, Daily VRDN and Put, 1.73%, 6/15/22 .....................................        100,000         100,000
     Series G, FGIC Insured, Daily VRDN and Put, 1.73%, 6/15/24 .....................................        700,000         700,000
(a) New York City Transitional Finance Authority Revenue, Future Tax Secured, Sub Series C4,
     Daily VRDN and Put, 1.66%, 8/01/31 .............................................................        300,000         300,000
                                                                                                                        ------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,500,000) ..................................................                      2,500,000
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $304,951,083) 98.7% .....................................................                    326,023,178
    OTHER ASSETS, LESS LIABILITIES 1.3% .............................................................                      4,396,045
                                                                                                                        ------------
    NET ASSETS 100.0% ...............................................................................                   $330,419,223
                                                                                                                        ============

See glossary of terms on page 57.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                         Annual Report | See notes to financial statements. | 43

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                    --------------------------------------------------------------------------------
                                                     PERIOD ENDED
                                                     SEPTEMBER 30,                         YEAR ENDED DECEMBER 31,
CLASS A                                                 2004(c)          2003          2002          2001         2000        1999
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............   $   11.16       $   11.04     $   10.51     $   10.56     $  10.08    $  10.77
                                                    --------------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) .......................         .30             .41           .44           .49          .52         .52

 Net realized and unrealized gains (losses) .....        (.02)            .12           .54          (.03)         .49        (.70)
                                                    --------------------------------------------------------------------------------
Total from investment operations ................         .28             .53           .98           .46         1.01        (.18)
                                                    --------------------------------------------------------------------------------
Less distributions from net investment income ...        (.29)           (.41)         (.45)         (.51)        (.53)       (.51)
                                                    --------------------------------------------------------------------------------
Net asset value, end of period ..................   $   11.15       $   11.16     $   11.04     $   10.51     $  10.56    $  10.08
                                                    ================================================================================

Total return(b) .................................        2.57%           4.85%         9.46%         4.40%       10.36%      (1.69)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............   $ 227,288       $ 217,829     $ 180,829     $ 113,980     $ 75,703    $ 66,941

Ratios to average net assets:

 Expenses .......................................         .75%(d)         .75%          .78%          .82%         .84%        .82%

 Expenses net of waiver and payments by affiliate         .67%(d)         .60%          .60%          .51%         .45%        .45%

 Net investment income ..........................        3.57%(d)        3.64%         4.05%         4.61%        5.12%       4.95%

Portfolio turnover rate .........................        4.66%           3.35%         8.92%         3.15%       19.95%      17.98%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   For the period January 1, 2004 to September 30, 2004. See Note 1.

(d)   Annualized.


44 | See notes to financial statements. | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND (CONTINUED)

                                                                                           ---------------------------------
                                                                                            PERIOD ENDED        PERIOD ENDED
                                                                                            SEPTEMBER 30,       DECEMBER 31,
CLASS C ....................................................................                   2004(d)             2003(e)
                                                                                           ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................................               $   11.17          $   11.27
                                                                                           ---------------------------------

Income from investment operations:

 Net investment income(a) ..................................................                     .25                .17

 Net realized and unrealized gains (losses) ................................                    (.01)              (.10)
                                                                                           ---------------------------------
Total from investment operations ...........................................                     .24                .07
                                                                                           ---------------------------------
Less distributions from net investment income ..............................                    (.25)              (.17)
                                                                                           ---------------------------------
Net asset value, end of period .............................................               $   11.16          $   11.17
                                                                                           =================================

Total return(b) ............................................................                    2.14%               .64%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................................               $   8,772          $   3,965

Ratios to average net assets:

 Expenses(c) ...............................................................                    1.30%              1.30%

 Expenses net of waiver and payments by affiliate(c) .......................                    1.22%              1.15%

 Net investment income(c) ..................................................                    3.02%              3.09%

Portfolio turnover rate ....................................................                    4.66%              3.35%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized.

(d)   For the period January 1, 2004 to September 30, 2004. See Note 1.

(e)   For the period July 1, 2003 (effective date) to December 31, 2003.


                         Annual Report | See notes to financial statements. | 45

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2004

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.3%
    BONDS
    Albany County Airport Authority Revenue, Series B, FSA Insured, 4.75%, 12/15/13 ....................   $1,850,000   $  1,964,330
    Albany IDA Civic Facility Revenue,
      Albany Medical Center Project, 5.75%, 5/01/09 ....................................................    1,010,000      1,015,181
      St. Rose Project, Series A, AMBAC Insured, 5.00%, 7/01/12 ........................................      420,000        462,424
    Amherst IDA Civic Facility Revenue, University of Buffalo Foundation Student Housing
     Creekside, Project A, AMBAC Insured, 4.625%, 8/01/16 ..............................................    1,030,000      1,103,511
    Bath Central School District GO, Refunding,
      FGIC Insured, 4.00%, 6/15/19 .....................................................................    1,850,000      1,843,802
      FSA Insured, 5.10%, 6/15/13 ......................................................................      775,000        861,521
    Buffalo GO,
      Refunding, Series C, FGIC Insured, 5.25%, 12/01/15 ...............................................    1,225,000      1,360,424
      Series E, FSA Insured, Pre-Refunded, 5.35%, 12/01/12 .............................................      880,000        997,348
    Byram Hills Central School District GO, Refunding, 4.00%, 11/15/10 .................................    1,375,000      1,445,730
    Canisteo Central School District GO, Refunding, FSA Insured, 4.25%, 6/15/14 ........................    1,080,000      1,134,184
    Clarence Central School District, Refunding, FSA Insured, 4.75%, 5/15/15 ...........................    2,390,000      2,573,122
    Cleveland Hill Unified Free School District Cheektowaga GO, Refunding, Series B, FGIC Insured,
      3.50%, 10/15/11 ..................................................................................    1,135,000      1,159,856
      4.00%, 10/15/14 ..................................................................................    1,000,000      1,034,720
    Connetquot Central School District Islip GO, Series B, FSA Insured, 4.40%, 6/15/16 .................    1,000,000      1,041,620
    Dansville Central School District GO, Refunding, Series B, FGIC Insured,
      4.25%, 6/15/11 ...................................................................................      930,000        994,170
      4.35%, 6/15/12 ...................................................................................      870,000        934,650
      4.45%, 6/15/13 ...................................................................................      995,000      1,065,167
    Erie County GO,
      FGIC Insured, 4.70%, 11/01/12 ....................................................................      700,000        744,548
      Public Improvement, Series A, FGIC Insured, 4.00%, 9/01/11 .......................................    4,255,000      4,477,792
      Public Improvement, Series A, FGIC Insured, 5.625%, 10/01/12 .....................................    1,000,000      1,129,410
    Fayetteville-Manlius Central School District GO, Refunding, FGIC Insured, 4.50%, 6/15/15 ...........    1,095,000      1,169,756
    Fredonia Central School District GO, Refunding, FGIC Insured, 4.125%, 6/01/09 ......................    1,000,000      1,063,270
    Guam Power Authority Revenue, Series A, ETM, 6.00%, 10/01/04 .......................................    1,300,000      1,300,000
    Guilderland Central School District, Refunding, Series A, FSA Insured, 4.00%, 5/15/10 ..............    1,260,000      1,329,930
    Harborfields Central School District Greenlawn GO, FSA Insured, 5.00%, 6/01/17 .....................    2,105,000      2,266,327
    Highland Central School District GO, Refunding, FSA Insured,
      3.75%, 6/15/12 ...................................................................................    1,790,000      1,850,430
      4.125%, 6/15/16 ..................................................................................    1,080,000      1,107,529
    Holland Patent Central School District GO, MBIA Insured, ETM, 4.25%,
      6/15/09 ..........................................................................................    1,125,000      1,208,565
      6/15/10 ..........................................................................................    1,125,000      1,206,596
    Huntington GO, Public Improvement, 4.20%, 9/01/13 ..................................................    1,230,000      1,278,880
    Jordan Elbridge Central School District GO, Refunding, FGIC Insured, 4.00%, 6/15/11 ................    1,610,000      1,696,940
    Long Island Power Authority Electric System Revenue,
      MBIA Insured, 5.125%, 4/01/11 ....................................................................    1,410,000      1,527,608
      Refunding, Series 8, AMBAC Insured, 5.25%, 4/01/09 ...............................................    2,000,000      2,214,240
    Middle Country Central School District Centereach GO, FSA Insured, 4.75%, 6/01/17 ..................    1,650,000      1,743,225
    Monroe County GO, Public Improvement, FGIC Insured, 4.30%, 3/01/13 .................................    3,015,000      3,181,126


46 | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Montgomery Otsego Schoharie Counties Solid Waste Management Authority Revenue,
     Refunding, MBIA Insured, 4.00%,
      1/01/12 ..........................................................................................   $1,845,000   $  1,934,759
      1/01/13 ..........................................................................................    1,920,000      2,004,902
    MTA Dedicated Tax Fund Revenue, Refunding, Series A, FSA Insured, 3.90%, 11/15/12 ..................    4,000,000      4,172,360
    MTA Transit Facilities Revenue, Series C, FSA Insured, Pre-Refunded, 4.75%, 7/01/16 ................    1,370,000      1,519,440
    MTA Transit Facilities Revenue, Series C, FSA Insured, Pre-Refunded, 4.75%, 7/01/16 ................      545,000        601,026
    MTA Transportation Facilities Revenue, Series A, Pre-Refunded, 6.00%, 7/01/15 ......................    1,500,000      1,728,825
    Nassau County GO,
      General Improvements, Series V, AMBAC Insured, 5.25%, 3/01/13 ....................................    1,000,000      1,087,070
      Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 ................................................    1,000,000      1,168,470
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
     6.00%, 8/01/10 ....................................................................................    1,000,000      1,156,420
    New York Bridge Authority Revenue, General, 4.125%, 1/01/13 ........................................    4,000,000      4,184,520
    New York Central School District GO, Refunding, FSA Insured, 4.00%, 6/15/10 ........................      915,000        966,469
    New York City GO,
      Refunding, Series F, 5.25%, 8/01/13 ..............................................................    1,095,000      1,201,127
      Refunding, Series G, XLCA Insured, 5.50%, 8/01/12 ................................................    2,000,000      2,286,240
      Series B, 6.20%, 8/15/06 .........................................................................      830,000        868,553
      Series B, Pre-Refunded, 6.20%, 8/15/06 ...........................................................      170,000        178,454
      Series D, 4.30%, 10/15/16 ........................................................................    3,000,000      3,056,220
      Series F, 6.00%, 8/01/12 .........................................................................      300,000        324,060
      Series F, Pre-Refunded, 6.00%, 8/01/12 ...........................................................      400,000        435,780
      Series H, 4.125%, 8/01/11 ........................................................................    1,560,000      1,622,494
      Series J, 5.00%, 6/01/10 .........................................................................    4,000,000      4,356,640
    New York City Health and Hospital Corp. Revenue, Health System,
      Refunding, Series A, AMBAC Insured, 4.60%, 2/15/12 ...............................................    1,000,000      1,059,360
      Series A, AMBAC Insured, 5.00%, 2/15/11 ..........................................................    2,000,000      2,209,280
      Series A, FSA Insured, 4.15%, 2/15/12 ............................................................      750,000        789,330
      Series A, FSA Insured, 4.30%, 2/15/13 ............................................................    1,000,000      1,046,190
    New York City IDA Civic Facility Revenue,
      Institute of International Education Inc. Project, 5.125%, 9/01/16 ...............................    2,320,000      2,463,098
      United States Tennis Association, National 1 Tennis Center Project, FSA Insured, 6.10%,
       11/15/04 ........................................................................................    1,675,000      1,683,442
      United States Tennis Association, National 1 Tennis Center Project, Refunding, FSA Insured,
       4.25%, 11/15/14 .................................................................................    3,000,000      3,182,250
    New York City Municipal Water and Sewer System Revenue, Refunding, Series D, 5.00%,
     6/15/12 ...........................................................................................    2,000,000      2,229,280
    New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series D,
     4.50%, 6/15/11 ....................................................................................    2,000,000      2,161,740
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
      Series A, 4.75%, 11/15/13 ........................................................................    1,000,000      1,063,490
      Series B, 6.00%, 11/15/13 ........................................................................      265,000        305,632
      Series B, 4.75%, 11/01/16 ........................................................................    2,200,000      2,311,100
      Series B, Pre-Refunded, 6.00%, 11/15/13 ..........................................................      735,000        860,104
    New York State Appropriated Tobacco Corp. Revenue, Asset Backed, Series A-1, AMBAC Insured,
     5.25%, 6/01/21 ....................................................................................    4,200,000      4,504,416


                                                              Annual Report | 47

FRANKLIN NEW YORK TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities,
      4.00%, 7/01/12 ...................................................................................   $2,000,000   $  2,072,700
      Series A, 5.50%, 7/01/12 .........................................................................    1,815,000      2,021,039
    New York State Dormitory Authority Revenue,
      City University, Refunding, Series F, FGIC Insured, 5.75%, 7/01/09 ...............................    1,000,000      1,115,570
      Department of Health, 6.30%, 7/01/05 .............................................................      735,000        759,645
      FSA Insured, 5.125%, 2/15/07 .....................................................................    1,000,000      1,069,300
      Insured Mortgage Nursing Home, MBIA Insured, 4.60%, 2/01/11 ......................................      210,000        215,023
      Iona College, XLCA Insured, 3.875%, 7/01/10 ......................................................    1,000,000      1,049,010
      Mount St. Mary College, Radian Insured, 4.00%, 7/01/12 ...........................................    2,080,000      2,144,189
      Nyack Hospital, Refunding, 6.00%, 7/01/06 ........................................................      865,000        863,780
      Office of General Services, MBIA Insured, 5.00%, 4/01/18 .........................................    2,000,000      2,099,700
      Refunding, Series B, 5.25%, 11/15/23 .............................................................    2,000,000      2,216,520
      School Districts Financing Program, Series C, MBIA Insured, 3.75%, 4/01/11 .......................    1,050,000      1,088,588
      School Districts Financing Program, Series C, MBIA Insured, 4.00%, 4/01/12 .......................    1,125,000      1,177,639
      Series 1, MBIA Insured, 5.00%, 7/01/10 ...........................................................    5,000,000      5,540,050
      St. Johns University, Series A, MBIA Insured, 5.00%, 7/01/14 .....................................      750,000        821,490
      State University, Capital Appreciation Bond, Refunding, Series B, MBIA Insured, 5/15/08 ..........    3,000,000      2,734,740
      Teachers College, MBIA Insured, 4.00%, 7/01/12 ...................................................    1,000,000      1,051,610
    New York State Dormitory Authority Revenues,
      Hospital, Maimonides, MBIA Insured, 5.00%, 8/01/17 ...............................................    1,720,000      1,878,945
      Hospital, Maimonides, MBIA Insured, 5.00%, 8/01/19 ...............................................    1,895,000      2,045,975
      Kateri Residence, 4.00%, 7/01/10 .................................................................    1,275,000      1,315,201
      New York State Department of Health, Refunding, 5.25%, 7/01/17 ...................................    5,000,000      5,445,000
      University of Rochester, Series A, 5.25%, 7/01/21 ................................................      500,000        538,260
    New York State Environmental Facilities Corp. State Clean Water and Drinking Revenue,
     Revolving Funds, Series B,
      5.80%, 1/15/16 ...................................................................................    1,010,000      1,157,319
      Pre-Refunded, 5.80%, 1/15/16 .....................................................................    1,490,000      1,718,939
    New York State GO, Refunding, Series A, 4.50%, 3/15/07 .............................................    1,000,000      1,056,880
    New York State HFAR, Health Facilities of New York City, Refunding, Series A, 6.00%,
     11/01/08 ..........................................................................................    3,045,000      3,243,351
    New York State Local Government Assistance Corp. Revenue, Refunding,
      Series A-1, FSA Insured, 5.00%, 4/01/13 ..........................................................    2,200,000      2,449,084
      Series B, MBIA Insured, 4.875%, 4/01/20 ..........................................................    3,750,000      3,879,825
    New York State Medical Care Facilities Finance Agency Revenue,
      Huntington Hospital Mortgage Project, Refunding, Series A, ETM, 5.90%, 11/01/04 ..................      475,000        476,582
      Series A, FHA Insured, 5.70%, 2/15/05 ............................................................    1,250,000      1,268,575
      Series A, FHA Insured, ETM, 5.70%, 2/15/05 .......................................................      250,000        253,925
    New York State Mortgage Agency Revenue, Homeowner Mortgage, Series 93, 5.75%,
     10/01/12 ..........................................................................................      900,000        900,225
    New York State Municipal Bond Bank Agency Special Program Revenue, Series A, FGIC Insured,
     3.75%, 2/15/13 ....................................................................................    1,415,000      1,452,809
    New York State Tollway Authority Highway and Bridge Trust Fund Revenue, Series C,
     FGIC Insured, Pre-Refunded, 5.25%, 4/01/14 ........................................................    2,000,000      2,221,600
    New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
     MBIA Insured, 3.75%, 4/01/12 ......................................................................    2,500,000      2,575,775


48 | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    New York State Urban Development Corp. Revenue,
      Correctional Capital Facilities, Refunding, MBIA Insured, 5.00%, 1/01/09 .........................   $1,525,000   $  1,659,978
      Correctional Facilities Service Contract, Series C, AMBAC Insured, Pre-Refunded, 6.00%,
       1/01/15 .........................................................................................    1,000,000      1,149,770
      State Personal Income Tax, Series C-1 Empire State, 4.125%, 12/15/16 .............................    1,490,000      1,517,938
      State Personal Income Tax, Series C-1 Empire State, 4.25%, 12/15/17 ..............................    1,955,000      1,996,720
      Youth Facilities, Pre-Refunded, 5.75%, 4/01/10 ...................................................      400,000        444,792
      Youth Facilities, Pre-Refunded, 5.875%, 4/01/10 ..................................................    1,500,000      1,562,985
    New York Tollway Authority Highway and Bridge Trust Fund Revenue, FSA Insured, 5.25%,
     4/01/12 ...........................................................................................    1,620,000      1,829,239
    Newark Central School District GO, Refunding, FGIC Insured, 3.75%, 6/15/10 .........................    1,630,000      1,696,097
    Newfield Central School District GO, Refunding, MBIA Insured, 4.00%, 6/15/15 .......................    1,185,000      1,213,357
    North Hempstead GO, Refunding, FGIC Insured, ETM, 6.00%, 7/15/14 ...................................    1,715,000      1,993,842
    Olean City School District GO, Refunding, FGIC Insured, 4.00%,
      6/15/11 ..........................................................................................    1,005,000      1,059,270
      6/15/12 ..........................................................................................    1,065,000      1,118,953
    Olean New York City School District GO, Refunding, FGIC Insured, 4.375%, 6/15/17 ...................    1,335,000      1,386,638
    Oneida-Herkimer Solid Waste Management Authority Solid Waste System Revenue, Refunding,
     6.65%, 4/01/05 ....................................................................................      125,000        126,658
    Phelps-Clifton Springs Central School District, Refunding, FGIC Insured, 3.25%, 6/01/11 ............    1,555,000      1,564,221
    Port Authority New York and New Jersey Conservation Revenue, FSA Insured, 3.60%,
     7/15/14 ...........................................................................................    3,665,000      3,685,927
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Hospital Revenue, Mennonite General Hospital Project, Series A, 6.375%,
      7/01/06 ..........................................................................................      545,000        548,395
    Rochester GO,
      Refunding, MBIA Insured, 4.125%, 2/15/10 .........................................................      490,000        517,347
      Refunding, MBIA Insured, ETM, 4.125%, 2/15/10 ....................................................      520,000        554,330
      Series A, FGIC Insured, 3.00%, 10/15/11 ..........................................................    1,930,000      1,909,465
    Saratoga Springs City School District GO, Series A, FSA Insured, 4.50%, 6/15/15 ....................    1,025,000      1,088,099
    Schenectady Metroplex Development Authority Revenue, FGIC Insured, 4.50%, 9/15/21 ..................    1,720,000      1,736,374
    Spencerport Central School District GO, MBIA Insured, 4.00%, 6/15/11 ...............................    1,165,000      1,227,910
    Suffolk County GO, Public Improvement, Refunding, Series A, MBIA Insured, 4.10%,
     4/01/11 ...........................................................................................    1,155,000      1,222,417
    Suffolk County Judicial Facilities Agency Service Agreement Revenue, John P. Cohalan Complex,
     AMBAC Insured,
      5.25%, 10/15/14 ..................................................................................    1,435,000      1,573,721
      5.00%, 4/15/16 ...................................................................................    1,000,000      1,068,880
    Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding, MBIA Insured,
     5.10%, 6/01/13 ....................................................................................    2,000,000      2,248,220
    Tobacco Settlement Financing Corp. Revenue, Series B-1, 4.00%, 6/01/12 .............................    1,985,000      2,022,973
    Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
     AMBAC Insured, 5.75%, 4/01/20 .....................................................................    1,000,000      1,130,440
    Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 .............................    3,000,000      3,195,510
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.125%,
     7/01/13 ...........................................................................................    1,775,000      1,825,836
    Virgin Islands Water and Power Authority Water System Revenue, Refunding,
      4.875%, 7/01/06 ..................................................................................    1,285,000      1,329,448
      5.00%, 7/01/09 ...................................................................................      520,000        552,360


                                                              Annual Report | 49

FRANKLIN NEW YORK TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    William Floyd Union Free School District GO,
      MBIA Insured, 4.00%, 6/15/10 .....................................................................   $1,000,000   $  1,056,250
      Refunding, MBIA Insured, 4.00%, 6/15/13 ..........................................................    1,100,000      1,144,308
    Yonkers GO,
      Series A, AMBAC Insured, 5.00%, 12/15/14 .........................................................    1,795,000      1,935,710
      Series B, FSA Insured, 4.00%, 10/15/14 ...........................................................    1,810,000      1,872,373
    Yorktown Central School District GO, MBIA Insured, 4.625%, 6/15/18 .................................    1,890,000      1,985,691
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $218,847,870) ....................................................                 229,881,778
                                                                                                                        ------------
    SHORT TERM INVESTMENTS 1.4%
    BONDS
(a) Jay Street Development Corp. Certificates Facility Lease Revenue, Jay Street Project, Series A-4,
     Daily VRDN and Put, 1.73%, 5/01/22 ................................................................      300,000        300,000
(a) Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN and Put,
     1.73%, 5/01/33 ....................................................................................    1,700,000      1,700,000
(a) New York City GO,
      Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put, 1.73%, 8/01/21 .............      500,000        500,000
      Series B, Sub Series B-5, MBIA Insured, Daily VRDN and Put, 1.70%, 8/15/09 .......................      300,000        300,000
(a) New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series C,
     FGIC Insured, Daily VRDN and Put, 1.73%, 6/15/22 ..................................................      100,000        100,000
(a) Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
     Weekly VRDN and Put, 1.59%, 12/01/15 ..............................................................      300,000        300,000
                                                                                                                        ------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,200,000) .....................................................                   3,200,000
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $222,047,870) 98.7% ........................................................                 233,081,778
    OTHER ASSETS, LESS LIABILITIES 1.3% ................................................................                   2,978,294
                                                                                                                        ------------
    NET ASSETS 100.0% ..................................................................................                $236,060,072
               =====                                                                                                    ============

See glossary of terms on page 57.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


50 | See notes to financial statements. | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

                                                                                             -----------------------------------
                                                                                              PERIOD ENDED          PERIOD ENDED
                                                                                              SEPTEMBER 30,         DECEMBER 31,
CLASS A                                                                                          2004(d)               2003(e)
                                                                                             -----------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........................................             $   10.06             $   10.00
                                                                                             -----------------------------------

Income from investment operations:

 Net investment income(a) ......................................................                   .10                   .04

 Net realized and unrealized gains (losses) ....................................                  (.03)                  .05
                                                                                             -----------------------------------
Total from investment operations ...............................................                   .07                   .09
                                                                                             -----------------------------------
Less distributions from net investment income ..................................                  (.11)                 (.03)
                                                                                             -----------------------------------
Net asset value, end of period .................................................             $   10.02             $   10.06
                                                                                             ===================================

Total return(b) ................................................................                   .68%                  .94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............................................             $   9,816             $   5,773

Ratios to Average Net Assets:

 Expenses(c) ...................................................................                  1.57%                 2.22%

 Expenses net of waiver and payments by affiliate(c) ...........................                   .50%                  .50%

 Net investment income(c) ......................................................                  1.33%                 1.18%

Portfolio turnover rate ........................................................                  8.21%                   --

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Annualized.

(d)   For the period January 1, 2004 to September 30, 2004. See Note 1.

(e) For the period September 2, 2003 (commencement of operations) to December 31, 2003.


                         Annual Report | See notes to financial statements. | 51

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2004

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 60.4%
    BONDS
    Brockport Central School District GO, Refunding, FGIC Insured, 3.75%, 6/15/08 ........................   $125,000   $   130,884
    Buffalo Fiscal Stability Authority Sales Tax and State Aid Revenue, Series A, 4.00%, 8/15/05 .........    335,000       341,264
    Buffalo Sewer Authority Revenue, Sewer Systems, Series I, FSA Insured, 2.00%, 7/01/06 ................    100,000       100,340
    Candor Central School District GO, Refunding, FSA Insured, 3.75%, 6/15/08 ............................    125,000       130,884
    Catskill Central School District GO, FGIC Insured, 3.75%, 6/15/06 ....................................    100,000       103,272
    Cattaraugus County GO, FGIC Insured, 4.90%, 7/15/08 ..................................................    200,000       208,930
    Chappaqua Central School District GO, Refunding, 2.50%, 10/15/08 .....................................    340,000       342,468
    Clarkstown GO, Public Improvement, MBIA Insured, 3.75%, 9/15/08 ......................................    105,000       110,061
    Cold Spring Harbor Central School District GO, 3.125%, 3/01/05 .......................................    100,000       100,653
    Erie County IDA School Facility Revenue, City of Buffalo Project, FSA Insured, 4.00%,
     5/01/06 .............................................................................................    100,000       103,378
    Franklinville Central School District GO, Series B, FGIC Insured, 3.50%, 6/01/07 .....................    100,000       103,727
    Gates Chili Center School District GO, FSA Insured, 2.375%, 6/15/08 ..................................    200,000       199,750
    Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.75%, 10/01/09 ................    125,000       124,710
    Long Island Power Authority Electric System Revenue, Mandatory Put 4/01/07, Refunding,
     Sub. Series 8G, MBIA Insured, 5.00%, 4/01/12 ........................................................    200,000       213,992
    Moravia Central School District GO, Refunding, FSA Insured, 3.375%, 6/01/08 ..........................    100,000       103,355
    New York City HDC, MFHR, Series A, 2.10%, 11/01/05 ...................................................    300,000       300,315
    New York City Transitional Finance Authority Future Tax Secured Revenue, Series E, 2.70%,
     2/01/08 .............................................................................................    200,000       201,838
    New York State Dormitory Authority Revenue,
      City University Systems Consolidated 4th General A, Refunding, 3.00%, 7/01/08 ......................    100,000       101,378
      State Personal Income Tax Education, 3.10%, 3/15/08 ................................................    100,000       102,267
    New York State Dormitory Authority Revenues,
      Mortgage, White Plains Hospital, FHA Insured, 3.55%, 2/15/10 .......................................    270,000       276,623
      University of Rochester, Series A, 3.50%, 7/01/07 ..................................................    225,000       232,911
    New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue,
     Revolving Funds, Refunding, Series C, 4.10%, 6/15/09 ................................................    200,000       213,444
    New York State Power Authority Revenue, Series A, 4.00%, 11/15/08 ....................................    100,000       105,984
    New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge, Series A,
     2.75%, 3/15/08 ......................................................................................    250,000       251,555
    New York State Urban Development Corp. Revenue, Correctional and Youth Facilities Service,
     Series A, 4.00%, 1/01/28 ............................................................................    200,000       208,872
    Niagara Falls Bridge Common Toll Revenue, Bridge System, Series B, MBIA Insured, 2.25%,
     10/01/07 ............................................................................................    125,000       125,360
    Patchogue-Medford Union Free School District, Series A, FGIC Insured, 3.50%, 7/01/06 .................    275,000       282,964
    Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series C, MBIA Insured, 5.00%,
     7/01/28 .............................................................................................    100,000       108,643
    Schenectady City School District GO, Refunding, FGIC Insured, 3.75%, 6/15/06 .........................    100,000       103,272
    Sweet Home Central School District GO, New York Amherst & Tonawanda, Refunding, Series B,
     3.50%, 7/15/08 ......................................................................................    100,000       103,727
    Triborough Bridge and Tunnel Authority Revenue, Refunding, Series B, 5.00%, 11/15/08 .................    100,000       109,830
    Warren and Washington Counties IDA Civic Facility Revenue,
      Glens Falls Hospital Project, Series B, FSA Insured, 3.00%, 12/01/08 ...............................    200,000       202,890
      Series B, FSA Insured, 2.00%, 12/01/06 .............................................................    125,000       124,999
    Warren and Washington Counties IDAR, Hudson Falls Recovery, Refunding, Series A,
     AMBAC Insured, 3.375%, 11/01/10 .....................................................................    300,000       306,366
    York Central School District GO, Refunding, FSA Insured, 2.75%, 6/15/05 ..............................     50,000        50,416
                                                                                                                        -----------
    TOTAL LONG TERM INVESTMENTS (COST $5,912,240) ........................................................                5,931,322
                                                                                                                        -----------


52 | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 39.8%
    BONDS
(a) Jay Street Development Corp. Certificates Facility Lease Revenue, Jay Street Project, Series A-2,
     AMBAC Insured, Daily VRDN and Put, 1.62%, 5/01/20 ...................................................   $400,000   $   400,000
(a) Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN and Put,
     1.73%, 5/01/33 ......................................................................................    100,000       100,000
(a) Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series B,
     FSA Insured, Weekly VRDN and Put, 1.69%, 11/15/22 ...................................................    200,000       200,000
(a) New York City GO, Daily VRDN and Put, 1.73%, 8/01/17 .................................................    100,000       100,000
(a) New York City HDC, MF Rental Housing Revenue, Carnegie Park, Series A, FNMA Insured, Weekly
     VRDN and Put, 1.72%, 11/15/19 .......................................................................    300,000       300,000
(a) New York City Municipal Water Finance Authority Water and Sewer System Revenue,
      Fiscal 2003, Refunding, Sub Series C-3, Daily VRDN and Put, 1.73%, 6/15/18 .........................    200,000       200,000
      Series C, Daily VRDN and Put, 1.66%, 6/15/33 .......................................................    200,000       200,000
(a) New York City Transitional Finance Authority Revenue,
      Future Tax Secured, Series C, Daily VRDN and Put, 1.72%, 5/01/28 ...................................    200,000       200,000
      New York City Recovery, Refunding, Series 3, Sub Series 3 H, Daily VRDN and Put, 1.72%,
       11/01/22 ..........................................................................................    100,000       100,000
(a) New York City Trust Cultural Resource Revenue, Refunding, American Museum Natural History,
     Series A, MBIA Insured, Weekly VRDN and Put, 1.66%, 4/01/21 .........................................    305,000       305,000
(a) New York State Dormitory Authority Revenue, New York Public Library, Series B, MBIA Insured,
     Weekly VRDN and Put, 1.72%, 7/01/28 .................................................................    200,000       200,000
(a) New York State GO, Refunding, Series H, Sub Series H-2, MBIA Insured, Daily VRDN and Put,
     1.70%, 8/01/13 ......................................................................................    300,000       300,000
(a) New York State Local Government Assistance Corp. Revenue, Series F, Weekly VRDN and Put,
     1.68%, 4/01/25 ......................................................................................    200,000       200,000
(a) Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
     Series 2, Daily VRDN and Put, 1.73%, 5/01/19 ........................................................    300,000       300,000
(a) Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
     Weekly VRDN and Put, 1.59%, 12/01/15 ................................................................    400,000       400,000
(a) Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 1.72%, 7/01/28 ........................................    400,000       400,000
                                                                                                                        -----------
    TOTAL SHORT TERM INVESTMENTS (COST $3,905,000) .......................................................                3,905,000
                                                                                                                        -----------
    TOTAL INVESTMENTS (COST $9,817,240) 100.2% ...........................................................                9,836,322
    OTHER ASSETS, LESS LIABILITIES (.2)% .................................................................                  (20,543)
                                                                                                                        -----------
    NET ASSETS 100.0% ....................................................................................              $ 9,815,779
                                                                                                                        ===========

See glossary of terms on page 57.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                         Annual Report | See notes to financial statements. | 53

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                                    -----------------------------------------------------------------------------
                                                     PERIOD ENDED
                                                     SEPTEMBER 30,                      YEAR ENDED DECEMBER 31,
CLASS A                                                 2004(b)         2003         2002         2001         2000         1999
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............   $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                    -----------------------------------------------------------------------------

Income from investment operations - net
 investment income ..............................       .003            .004         .008         .021         .030         .030

Less distributions from net investment income ...      (.003)          (.004)       (.008)       (.021)       (.030)       (.030)
                                                    -----------------------------------------------------------------------------
Net asset value, end of period ..................   $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                    =============================================================================

Total return(a) .................................        .32%            .45%         .83%        2.08%        3.35%        2.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............   $ 72,147        $ 75,278     $ 79,928     $ 70,243     $ 67,950     $ 69,164

Ratios to average net assets:

 Expenses .......................................        .76%(c)         .76%         .78%         .78%         .80%         .83%

 Expenses net of waiver and payments by affiliate        .62%(c)         .60%         .60%         .60%         .60%         .60%

 Net investment income ..........................        .42%(c)         .44%         .83%        2.07%        3.30%        2.54%

(a) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(b)   For the period January 1, 2004 to September 30, 2004. See Note 1.

(c)   Annualized.


54 | See notes to financial statements. | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2004

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                            PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    BONDS 99.6%
    Erie County RAN, 3.00%, 7/13/05 ...................................................................    $1,500,000    $ 1,516,712
(a) Jay Street Development Corp. Certificates Facility Lease Revenue, Jay Street Project,
      Series A-1, Weekly VRDN and Put, 1.72%, 5/01/22 .................................................     1,300,000      1,300,000
      Series A-4, Daily VRDN and Put, 1.73%, 5/01/22 ..................................................     3,600,000      3,600,000
(a) Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN and Put,
     1.73%, 5/01/33 ...................................................................................     3,900,000      3,900,000
    MTA, TECP, 1.05%, 10/01/04 ........................................................................     2,000,000      2,000,000
(a) Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series B,
     FSA Insured, Weekly VRDN and Put, 1.69%, 11/15/22 ................................................     3,900,000      3,900,000
    Nassau County TAN, Series B, 2.00%, 10/15/04 ......................................................     3,000,000      3,000,988
(a) New York City GO,
      Refunding, Sub Series C-4, Weekly VRDN and Put, 1.70%, 8/01/20 ..................................     1,000,000      1,000,000
      Series B, Sub Series B-5, MBIA Insured, Daily VRDN and Put, 1.70%, 8/15/22 ......................       600,000        600,000
      Series B, Sub Series B-6, MBIA Insured, Daily VRDN and Put, 1.70%, 8/15/05 ......................       800,000        800,000
      Sub Series A-7, Daily VRDN and Put, 1.73%, 8/01/21 ..............................................       800,000        800,000
      Sub Series E-3, Daily VRDN and Put, 1.73%, 8/01/23 ..............................................     3,700,000      3,700,000
      Sub Series H-4, Daily VRDN and Put, 1.73%, 3/01/34 ..............................................       900,000        900,000
(a) New York City HDC, MF Rental Housing Revenue,
      Brittany Development, Series A, Weekly VRDN and Put, 1.70%, 6/15/29 .............................     1,500,000      1,500,000
      Carnegie Park, Series A, FNMA Insured, Weekly VRDN and Put, 1.72%, 11/15/19 .....................     1,950,000      1,950,000
      One Columbus Place Development, Series A, Weekly VRDN and Put, 1.70%, 11/15/28 ..................     1,000,000      1,000,000
(a) New York City IDA Civic Facility Revenue, National Audubon Society, Daily VRDN and Put,
     1.71%, 12/01/14 ..................................................................................       500,000        500,000
(a) New York City Municipal Water Finance Authority Water and Sewer System Revenue,
      Fiscal 2003, Refunding, Sub Series C-3, Daily VRDN and Put, 1.73%, 6/15/18 ......................     2,540,000      2,540,000
      Series C, FGIC Insured, Daily VRDN and Put, 1.73%, 6/15/23 ......................................       900,000        900,000
      Series G, FGIC Insured, Daily VRDN and Put, 1.73%, 6/15/24 ......................................       900,000        900,000
(a) New York City Transitional Finance Authority Revenue, Future Tax Secured, Refunding, Sub
     Series C5, Daily VRDN and Put, 1.72%, 8/01/31 ....................................................     1,200,000      1,200,000
(a) New York HFAR, Weekly VRDN and Put, 1.75%, 11/15/29 ...............................................       500,000        500,000
(a) New York State Dormitory Authority Revenues,
      Columbia University, Series A-2, Annual VRDN and Put, 1.60%, 7/01/14 ............................     1,000,000      1,000,000
      Cornell University, Series B, Weekly VRDN and Put, 1.68%, 7/01/30 ...............................     1,500,000      1,500,000
      New York Public Library, Series B, MBIA Insured, Weekly VRDN and Put, 1.72%, 7/01/28 ............     3,400,000      3,400,000
      Oxford University Press Inc., Weekly VRDN and Put, 1.68%, 7/01/25 ...............................       700,000        700,000
      Rockefeller University, Series A2, Weekly VRDN and Put, 1.68%, 7/01/32 ..........................     2,000,000      2,000,000
(a) New York State Energy Research and Development Authority PCR, Orange and Rockland Project,
     Series A,
      AMBAC Insured, Weekly VRDN and Put, 1.66%, 8/01/15 ..............................................     1,350,000      1,350,000
      Weekly VRDN and Put, 1.66%, 10/01/14 ............................................................     2,600,000      2,600,000
    New York State Environmental Facilities Corp. Pollution Control Revenue, State Water, Revolving
     Fund, New York City Municipal, Series B, Pre-Refunded, 5.25%, 6/15/15 ............................     1,550,000      1,605,477
(a) New York State GO, Series B, Annual VRDN and Put, 1.58%, 3/15/30 ..................................     2,000,000      2,000,000
(a) New York State Job Development Authority Revenue, State Guaranteed,
      Series A-1 to A-36, Daily VRDN and Put, 1.70%, 3/01/05 ..........................................       310,000        310,000
      Special Purpose, Series A-1 to A-25, Daily VRDN and Put, 1.73%, 3/01/07 .........................       185,000        185,000
(a) New York State Local Government Assistance Corp. Revenue,
      Series F, Weekly VRDN and Put, 1.68%, 4/01/25 ...................................................     3,700,000      3,700,000
      Series G, Weekly VRDN and Put, 1.66%, 4/01/25 ...................................................     3,900,000      3,900,000


                                                              Annual Report | 55

FRANKLIN NEW YORK TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                            PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    New York State Power Authority Revenue and General Purpose GO, Consented, 1.35%,
     3/01/20 ..........................................................................................    $2,000,000    $ 2,000,000
    New York State Power Authority Revenue and General Purpose, TECP, 1.30%, 10/18/04 .................     2,500,000      2,500,000
(a) Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 1.72%, 7/01/28 .....................................       500,000        500,000
    Suffolk County GO, Refunding, Series B, FSA Insured, 3.00%, 5/01/05 ...............................     3,000,000      3,025,933
(a) Westchester County IDA, IDR, Levister Redevelopment Co. LLC, Series A, Weekly VRDN and
     Put, 1.75%, 8/01/33 ..............................................................................     1,600,000      1,600,000
                                                                                                                         -----------
    TOTAL BONDS (COST $71,884,110) 99.6% ..............................................................                   71,884,110
    OTHER ASSETS, LESS LIABILITIES .4% ................................................................                      262,783
                                                                                                                         -----------
    NET ASSETS 100.0% .................................................................................                  $72,146,893
                                                                                                                         ===========

See glossary of terms on page 57.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


56 | See notes to financial statements. | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

GLOSSARY OF TERMS

AMBAC     - American Municipal Bond Assurance Corp.
COP       - Certificate of Participation
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FHA       - Federal Housing Authority/Agency
FNMA      - Federal National Mortgage Association
FSA       - Financial Security Assistance
GNMA      - Government National Mortgage Association
GO        - General Obligation
HDC       - Housing Development Corp.
HFAR      - Housing Finance Authority/Agency Revenue
IDA       - Industrial Development Authority/Agency
IDAR      - Industrial Development Authority/Agency Revenue
IDR       - Industrial Development Revenue
LLC       - Limited Liability Corp.
MBIA      - Municipal Bond Investors Assurance Corp.
MF        - Multi-Family
MFHR      - Multi-Family Housing Revenue
MTA       - Metropolitan Transit Authority
PCR       - Pollution Control Revenue
PFAR      - Public Financing Authority Revenue
RAN       - Revenue Anticipation Notes
TAN       - Tax Anticipation Notes
TECP      - Tax-Exempt Commercial Paper
XLCA      - XL Capital Assurance


                         Annual Report | See notes to financial statements. | 57

FRANKLIN NEW YORK TAX-FREE TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2004

                                                                  ------------------------------------------------------------------
                                                                                                          FRANKLIN
                                                                      FRANKLIN      FRANKLIN NEW YORK     NEW YORK        FRANKLIN
                                                                      NEW YORK      INTERMEDIATE-TERM   LIMITED-TERM      NEW YORK
                                                                  INSURED TAX-FREE      TAX-FREE          TAX-FREE       TAX-EXEMPT
                                                                     INCOME FUND       INCOME FUND       INCOME FUND     MONEY FUND
                                                                  ------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .......................................................     $ 304,951,083      $ 222,047,870      $ 9,817,240     $71,884,110
                                                                   -----------------------------------------------------------------
  Value ......................................................       326,023,178        233,081,778        9,836,322      71,884,110
 Cash ........................................................            75,374             44,679          221,846          45,729
 Receivables:
  Capital shares sold ........................................           649,216            793,408           80,000         296,585
  Interest ...................................................         4,645,746          3,046,456           55,775         180,515
  Affiliates .................................................                --                 --           20,582              --
                                                                   -----------------------------------------------------------------
      Total assets ...........................................       331,393,514        236,966,321       10,214,525      72,406,939
                                                                   -----------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ............................                --                 --          342,468              --
  Capital shares redeemed ....................................           290,787            436,664           33,745         192,687
  Affiliates .................................................           236,750            157,100            1,339          38,777
  Professional fees ..........................................            19,253             18,229           13,762          13,416
 Distributions to shareholders ...............................           395,858            268,766            4,885             390
 Other liabilities ...........................................            31,643             25,490            2,547          14,776
                                                                   -----------------------------------------------------------------
      Total liabilities ......................................           974,291            906,249          398,746         260,046
                                                                   -----------------------------------------------------------------
       Net assets, at value ..................................     $ 330,419,223      $ 236,060,072      $ 9,815,779     $72,146,893
                                                                   =================================================================
Net assets consist of:
 Undistributed net investment income .........................     $     132,984      $     129,575      $     1,608     $        --
 Net unrealized appreciation (depreciation) ..................        21,072,095         11,033,908           19,082              --
 Accumulated net realized gain (loss) ........................        (3,908,168)          (697,209)              --              --
 Capital shares ..............................................       313,122,312        225,593,798        9,795,089      72,146,893
                                                                   -----------------------------------------------------------------
       Net assets, at value ..................................     $ 330,419,223      $ 236,060,072      $ 9,815,779     $72,146,893
                                                                   =================================================================
CLASS A:
 Net assets, at value ........................................     $ 292,813,265      $ 227,287,896      $ 9,815,779     $72,146,893
                                                                   =================================================================
 Shares outstanding ..........................................        25,148,098         20,391,888          979,501      72,146,893
                                                                   =================================================================
 Net asset value per share(a) ................................     $       11.64      $       11.15      $     10.02     $      1.00
                                                                   =================================================================
 Maximum offering price per share (net asset value
 per share / 95.75%, 97.75%, 100%, and 100%,
 respectively) ...............................................     $       12.16      $       11.41      $     10.02     $      1.00
                                                                   =================================================================
CLASS C:
 Net assets, at value ........................................     $  37,605,958      $   8,772,176
                                                                   ================================
 Shares outstanding ..........................................         3,185,485            785,976
                                                                   ================================
 Net asset value and maximum offering price per share ........     $       11.81      $       11.16
                                                                   ================================

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.


58 | See notes to financial statements. | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENTS OF OPERATIONS
for the period January 1, 2004 to September 30, 2004
and the year ended December 31, 2003

                                                                         -----------------------------------------------------------
                                                                                   FRANKLIN                       FRANKLIN
                                                                               NEW YORK INSURED          NEW YORK INTERMEDIATE-TERM
                                                                             TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                                         -----------------------------------------------------------
                                                                         PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                                                         SEPTEMBER 30,   DECEMBER 31,   SEPTEMBER 30,   DECEMBER 31,
                                                                             2004            2003           2004            2003
                                                                         -----------------------------------------------------------
Investment income:
 Interest ............................................................   $ 12,859,964    $ 17,049,900    $ 7,201,780    $ 8,762,042
                                                                         -----------------------------------------------------------
Expenses:
 Management fees (Note 3) ............................................      1,312,101       1,745,065        948,714      1,162,259
 Distribution fees (Note 3)
  Class A ............................................................        220,958         297,429        165,241        204,752
  Class C ............................................................        186,821         237,910         32,338          7,653
 Transfer agent fees (Note 3) ........................................         98,466         149,018         72,338         86,403
 Custodian fees ......................................................          4,096           3,376          2,806          2,101
 Reports to shareholders .............................................         26,452          21,729         15,145         14,943
 Registration and filing fees ........................................         19,665          18,728         20,069         20,824
 Professional fees ...................................................         21,992          18,258         12,865         22,159
 Trustees' fees and expenses .........................................          9,142          13,211          6,129          8,087
 Other ...............................................................         26,419          40,159         26,169         34,070
                                                                         -----------------------------------------------------------
      Total expenses .................................................      1,926,112       2,544,883      1,301,814      1,563,251
      Expenses waived/paid by affiliate (Note 3) .....................             --              --       (137,603)      (321,592)
                                                                         -----------------------------------------------------------
       Net expenses ..................................................      1,926,112       2,544,883      1,164,211      1,241,659
                                                                         -----------------------------------------------------------
        Net investment income ........................................     10,933,852      14,505,017      6,037,569      7,520,383
                                                                         -----------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...........................        110,377        (333,959)       (82,555)       (64,561)
 Net change in unrealized appreciation (depreciation)
 on investments ......................................................     (2,289,270)        482,493       (538,745)     2,261,298
                                                                         -----------------------------------------------------------
Net realized and unrealized gain (loss) ..............................     (2,178,893)        148,534       (621,300)     2,196,737
                                                                         -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ......   $  8,754,959    $ 14,653,551    $ 5,416,269    $ 9,717,120
                                                                         ===========================================================


                         Annual Report | See notes to financial statements. | 59

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENTS OF OPERATIONS (CONTINUED)
for the period January 1, 2004 to September 30, 2004
and the year ended December 31, 2003

                                                                       -------------------------------------------------------------
                                                                                 FRANKLIN                       FRANKLIN
                                                                           NEW YORK LIMITED-TERM           NEW YORK TAX-EXEMPT
                                                                           TAX-FREE INCOME FUND                MONEY FUND
                                                                       -------------------------------------------------------------
                                                                       PERIOD ENDED     YEAR ENDED     PERIOD ENDED      YEAR ENDED
                                                                       SEPTEMBER 30,   DECEMBER 31,    SEPTEMBER 30,    DECEMBER 31,
                                                                           2004           2003(a)          2004             2003
                                                                       -------------------------------------------------------------
Investment income:
 Interest .......................................................       $ 101,593        $ 26,063        $ 579,686        $ 799,450
                                                                        ------------------------------------------------------------
Expenses:
 Management fees (Note 3) .......................................          27,734           7,724          347,336          480,990
 Administrative fees (Note 3) ...................................          11,094           3,089               --               --
 Distribution fees-Class A (Note 3) .............................           8,333           2,327               --               --
 Transfer agent fees (Note 3) ...................................           1,442             301           38,930           54,196
 Custodian fees .................................................              90              12              961              780
 Reports to shareholders ........................................             375           1,000           11,315            8,843
 Registration and filing fees ...................................           7,664              --            7,234            7,848
 Amortization of offering costs .................................           7,006           9,601               --               --
 Professional fees ..............................................          15,881          10,430            7,145           14,990
 Trustees' fees and expenses ....................................             232              --            2,055            3,972
 Other ..........................................................           7,293              75            7,015           12,185
                                                                        ------------------------------------------------------------
      Total expenses ............................................          87,144          34,559          421,991          583,804
      Expenses waived/paid by affiliate (Note 3) ................         (59,409)        (26,835)         (77,601)        (123,086)
                                                                        ------------------------------------------------------------
       Net expenses .............................................          27,735           7,724          344,390          460,718
                                                                        ------------------------------------------------------------
        Net investment income ...................................          73,858          18,339          235,296          338,732
                                                                        ------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
 on investments .................................................           7,710          11,372               --               --
                                                                        ------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations .....................................................       $  81,568        $ 29,711        $ 235,296        $ 338,732
                                                                        ============================================================

(a) For the period September 2, 2003 (commencement of operations) to December 31, 2003.


60 | See notes to financial statements. | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the period January 1, 2004 to September 30, 2004
and the years ended December 31, 2003 and 2002

                                                                           ---------------------------------------------------------
                                                                                  FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND
                                                                           ---------------------------------------------------------
                                                                              PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                                                           SEPTEMBER 30, 2004   DECEMBER 31, 2003  DECEMBER 31, 2002
                                                                           ---------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................      $  10,933,852       $  14,505,017       $  14,093,384
  Net realized gain (loss) from investments ............................            110,377            (333,959)            130,641
  Net change in unrealized appreciation (depreciation)
   on investments ......................................................         (2,289,270)            482,493          12,447,682
                                                                              ------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations .................................................          8,754,959          14,653,551          26,671,707
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................................         (9,843,271)        (13,046,439)        (13,166,027)
   Class C .............................................................         (1,106,022)         (1,364,639)           (953,195)
                                                                              ------------------------------------------------------
 Total distributions to shareholders ...................................        (10,949,293)        (14,411,078)        (14,119,222)
 Capital share transactions: (Note 2)
   Class A .............................................................         (2,147,152)          4,741,205          10,970,497
   Class C .............................................................         (1,959,262)         10,563,805           9,253,287
                                                                              ------------------------------------------------------
 Total capital share transactions ......................................         (4,106,414)         15,305,010          20,223,784
      Net increase (decrease) in net assets ............................         (6,300,748)         15,547,483          32,776,269
Net assets:
 Beginning of period ...................................................        336,719,971         321,172,488         288,396,219
                                                                              ------------------------------------------------------
 End of period .........................................................      $ 330,419,223       $ 336,719,971       $ 321,172,488
                                                                              ======================================================
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of period .......................................................      $     132,984       $     151,792       $    (241,836)
                                                                              ======================================================


                         Annual Report | See notes to financial statements. | 61

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the period January 1, 2004 to September 30, 2004 and the years ended December 31, 2003 and 2002

                                                                           ---------------------------------------------------------
                                                                            FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND
                                                                           ---------------------------------------------------------
                                                                              PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                                                           SEPTEMBER 30, 2004   DECEMBER 31, 2003  DECEMBER 31, 2002
                                                                           ---------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................      $   6,037,569       $   7,520,383       $   5,869,294
  Net realized gain (loss) from investments ............................            (82,555)            (64,561)            (42,574)
  Net change in unrealized appreciation (depreciation)
   on investments ......................................................           (538,745)          2,261,298           6,871,419
                                                                              ------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations ................................................          5,416,269           9,717,120          12,698,139
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................................         (5,807,273)         (7,481,106)         (5,944,693)
   Class C .............................................................           (145,582)            (35,469)                 --
                                                                              ------------------------------------------------------
 Total distributions to shareholders ...................................         (5,952,855)         (7,516,575)         (5,944,693)
 Capital share transactions: (Note 2)
   Class A .............................................................          9,994,227          34,873,634          60,095,796
   Class C .............................................................          4,808,637           3,890,723                  --
                                                                              ------------------------------------------------------
 Total capital share transactions ......................................         14,802,864          38,764,357          60,095,796
      Net increase (decrease) in net assets ............................         14,266,278          40,964,902          66,849,242
Net assets:
 Beginning of period ...................................................        221,793,794         180,828,892         113,979,650
                                                                              ------------------------------------------------------
 End of period .........................................................      $ 236,060,072       $ 221,793,794       $ 180,828,892
                                                                              ======================================================
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
  End of period ........................................................      $     129,575       $      44,698       $    (164,143)
                                                                              ======================================================


62 | See notes to financial statements. | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the period January 1, 2004 to September 30, 2004 and the year ended December 31, 2003

                                                                                      ------------------------------------------
                                                                                                  FRANKLIN NEW YORK
                                                                                          LIMITED-TERM TAX-FREE INCOME FUND
                                                                                      ------------------------------------------
                                                                                         PERIOD ENDED           YEAR ENDED
                                                                                      SEPTEMBER 30, 2004    DECEMBER 31, 2003(a)
                                                                                      ------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................            $    73,858             $    18,339
  Net change in unrealized appreciation (depreciation) on investments ........                  7,710                  11,372
                                                                                          ------------------------------------
      Net increase (decrease) in net assets resulting from operations ........                 81,568                  29,711
 Distributions to shareholders from net investment income ....................                (81,252)                (16,934)
 Capital share transactions (Note 2) .........................................              4,042,959               5,759,727
                                                                                          ------------------------------------
      Net increase (decrease) in net assets ..................................              4,043,275               5,772,504
Net assets:
 Beginning of period .........................................................              5,772,504                      --
                                                                                          ------------------------------------
 End of period ...............................................................            $ 9,815,779             $ 5,772,504
                                                                                          ====================================
Undistributed net investment income included in net assets:
 End of period ...............................................................            $     1,608             $     5,476
                                                                                          ====================================

(a) For the period September 2, 2003 (commencement of operations) to December 31, 2003.


                         Annual Report | See notes to financial statements. | 63

FRANKLIN NEW YORK TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the period January 1, 2004 to September 30, 2004 and the years ended December 31, 2003 and 2002

                                                                      -----------------------------------------------------------
                                                                                FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND
                                                                      -----------------------------------------------------------
                                                                         PERIOD ENDED         YEAR ENDED           YEAR ENDED
                                                                      SEPTEMBER 30, 2004   DECEMBER 31, 2003    DECEMBER 31, 2002
                                                                      -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................       $    235,296         $    338,732         $    633,174
 Distributions to shareholders from net investment income ........           (235,296)            (338,732)            (633,174)
 Capital share transactions (Note 2) .............................         (3,130,773)          (4,650,026)           9,684,389
                                                                         -------------------------------------------------------
      Net increase (decrease) in net assets ......................         (3,130,773)          (4,650,026)           9,684,389
Net assets: (There is no undistributed net investment income at beginning or end of period)
 Beginning of period .............................................         75,277,666           79,927,692           70,243,303
                                                                         -------------------------------------------------------
 End of period ...................................................       $ 72,146,893         $ 75,277,666         $ 79,927,692
                                                                         =======================================================


64 | See notes to financial statements. | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of four series (the Funds). The Funds' investment objectives are to provide a high level of current income exempt from federal and New York personal income taxes, while seeking the preservation of capital. The Franklin New York Tax-Exempt Money Fund (Money Fund) also seeks liquidity in its investments.

On July 15, 2004, the Board of Trustees approved the change of the Trust's fiscal year end from December 31 to September 30 effective September 30, 2004.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market. The Trust utilizes independent pricing services to perform any of the pricing functions under procedures approved by the Board of Trustees. Tax-free bonds may be valued by the pricing services using matrix pricing which considers such factors as prices of comparable quality issues, yield, maturity, coupon, and credit ratings. If events occur that materially affect the values of securities after the prices are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, which ever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees. Short-term securities held in the Money Fund are valued at amortized cost which approximates value.

b. Income Taxes

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. For the Franklin New York Insured Tax-Free Income Fund (Insured
Fund), the Franklin New York Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund) and the Franklin New York Limited-Term Tax-Free Income Fund (Limited-Term Fund), dividends from net investment income are normally declared daily and distributed monthly to shareholders. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the fund or distributed monthly.


                                                              Annual Report | 65

FRANKLIN NEW YORK TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c. Security Transactions, Investment Income, Expenses and Distributions (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund and the Intermediate-Term Fund.

d. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Some municipal securities in the fund are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital. There were no redemption fees for the period.

h. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


66 | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

--------------------------------------------------------------------------------
CLASS A                                CLASS A & CLASS C
--------------------------------------------------------------------------------
Limited-Term Fund                      Insured Fund
Money Fund                             Intermediate-Term Fund

At September 30, 2004, there were an unlimited number of shares authorized (no par value). Transactions in the Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                                      ------------------------------------------------------------------------------
                                                              INSURED FUND                            INTERMEDIATE-TERM FUND
                                                      ------------------------------------------------------------------------------
                                                        SHARES                AMOUNT                SHARES                AMOUNT
                                                      ------------------------------------------------------------------------------
CLASS A SHARES:
Period ended September 30, 2004(a)
 Shares sold ...............................           2,240,144           $ 26,180,107            4,250,204           $ 47,148,481
 Shares issued in reinvestment
  of distributions .........................             539,928              6,260,667              325,389              3,605,923
 Shares redeemed ...........................          (2,991,878)           (34,587,926)          (3,701,767)           (40,760,177)
                                                      ------------------------------------------------------------------------------
 Net increase (decrease) ...................            (211,806)          $ (2,147,152)             873,826           $  9,994,227
                                                      ==============================================================================
Year ended December 31, 2003
 Shares sold ...............................           3,630,012           $ 42,499,518            7,459,429           $ 82,565,354
 Shares issued in reinvestment
  of distributions .........................             705,433              8,234,561              406,887              4,509,820
 Shares redeemed ...........................          (3,948,218)           (45,992,874)          (4,722,970)           (52,201,540)
                                                      ------------------------------------------------------------------------------
 Net increase (decrease) ...................             387,227           $  4,741,205            3,143,346           $ 34,873,634
                                                      ==============================================================================
Year ended December 31, 2002
 Shares sold ...............................           3,928,275           $ 44,956,505            8,205,440           $ 88,951,312
 Shares issued in reinvestment
  of distributions .........................             655,753              7,496,359              316,084              3,423,953
 Shares redeemed ...........................          (3,628,581)           (41,482,367)          (2,992,419)           (32,279,469)
                                                      ------------------------------------------------------------------------------
 Net increase (decrease) ...................             955,447           $ 10,970,497            5,529,105           $ 60,095,796
                                                      ==============================================================================
CLASS C SHARES:
Period ended September 30, 2004(a)
 Shares sold ...............................             432,321           $  5,101,156              558,815           $  6,219,377
 Shares issued in reinvestment
  of distributions .........................              53,559                629,871                9,212                101,856
 Shares redeemed ...........................            (654,733)            (7,690,289)            (136,929)            (1,512,596)
                                                      ------------------------------------------------------------------------------
 Net increase (decrease) ...................            (168,853)          $ (1,959,262)             431,098           $  4,808,637
                                                      ==============================================================================
Year ended December 31, 2003(b)
 Shares sold ...............................           1,244,737           $ 14,780,797              382,547           $  4,196,870
 Shares issued in reinvestment
  of distributions .........................              72,034                851,693                1,316                 14,594
 Shares redeemed ...........................            (429,345)            (5,068,685)             (28,985)              (320,741)
                                                      ------------------------------------------------------------------------------
 Net increase (decrease) ...................             887,426           $ 10,563,805              354,878           $  3,890,723
                                                      ==============================================================================


                                                              Annual Report | 67

FRANKLIN NEW YORK TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                               ----------------------------------
                                                                        INSURED FUND
                                                               ----------------------------------
                                                                SHARES                 AMOUNT
                                                               ----------------------------------
Year ended December 31, 2002
 Shares sold ............................................       973,765             $ 11,278,894
 Shares issued in reinvestment
 of distributions .......................................        52,664                  609,566
 Shares redeemed ........................................      (228,885)              (2,635,173)
                                                               ----------------------------------
 Net increase (decrease) ................................       797,544             $  9,253,287
                                                               ==================================

                                                               -----------------------------------------------------------
                                                                      LIMITED-TERM FUND                       MONEY FUND
                                                               -----------------------------------------------------------
                                                                SHARES                 AMOUNT                   AMOUNT
                                                               -----------------------------------------------------------
CLASS A SHARES:
Period ended September 30, 2004(a)
 Shares sold ............................................       642,905             $  6,422,127             $ 32,411,011
 Shares issued in reinvestment of distributions .........         4,465                   44,697                  236,529
 Shares redeemed ........................................      (241,545)              (2,423,865)             (35,778,313)
                                                               -----------------------------------------------------------
 Net increase (decrease) ................................       405,825             $  4,042,959             $ (3,130,773)
                                                               ===========================================================
Year ended December 31, 2003(c)
 Shares sold ............................................       576,598             $  5,789,125             $ 68,653,210
 Shares issued in reinvestment of distributions .........           645                    6,485                  343,285
 Shares redeemed ........................................        (3,567)                 (35,883)             (73,646,521)
                                                               -----------------------------------------------------------
 Net increase (decrease) ................................       573,676             $  5,759,727             $ (4,650,026)
                                                               ===========================================================
Year ended December 31, 2002
 Shares sold ............................................                                                    $ 98,372,669
 Shares issued in reinvestment of distributions .........                                                         631,921
 Shares redeemed ........................................                                                     (89,320,201)
                                                                                                             -------------
 Net increase (decrease) ................................                                                    $  9,684,389
                                                                                                             =============

(a)   For the period January 1, 2004 to September 30, 2004.

(b) For the period July 1, 2003 (commencement of operations) to December 31, 2003 for the Intermediate-Term Fund.

(c) For the period September 2, 2003 (commencement of operations) to December 31, 2003 for the Limited-Term Fund.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

----------------------------------------------------------------------------------------
ENTITY                                                           AFFILIATION
----------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                Investment manager
Franklin Templeton Services LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)     Transfer agent


68 | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

a. Management Fees

The Insured Fund and the Intermediate-Term Fund pay an investment management fee to Advisers based on the month-end net assets and the Money Fund pays an investment management fee to Advisers based on average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
      .625%           First $100 million
      .500%           Over $100 million, up to and including $250 million
      .450%           In excess of $250 million

The Limited-Term Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
      .500%           First $100 million
      .450%           Over $100 million, up to and including $250 million
      .425%           Over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

Advisers agreed in advance to voluntarily waive a portion of management fees for the Intermediate-Term Fund and the Money Fund, as noted in the Statements of Operations. Total expenses waived by Advisers are not subject to reimbursement by the funds subsequent to the funds' fiscal year end. Effective June 1, 2004, the waiver was discontinued for the Intermediate-Term Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Insured Fund, the Intermediate-Term Fund and the Money Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

The Limited-Term Fund pays an administrative fee to FT Services of .20% per year of the fund's average daily net assets.

FT Services agreed in advance to voluntarily waive administrative fees for the Limited-Term Fund, as noted in the Statements of Operations. Additionally, Advisers agreed in advance to voluntarily waive management fees and assume payment of other expenses for the fund, as noted in the Statements of Operations. Total expenses waived by Advisers and FT services are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.


                                                              Annual Report | 69

FRANKLIN NEW YORK TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

c. Distribution Fees

The Funds, except the Money Fund, reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                                                           ---------------------------------
                                                                           INSURED  INTERMEDIATE-  LIMITED-
                                                                            FUND      TERM FUND    TERM FUND
                                                                           ---------------------------------
Class A ........................................................             .10%       .10%         .15%
Class C ........................................................             .65%       .65%          --

Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

d. Sales Charges/Underwriting Agreements

Distributors has advised the Funds of the following commission transactions related to the sale of the Funds' shares for the period ended September 30, 2004 and the year ended December 31, 2003:

                                                              ----------------------------------------------
                                                                                           INTERMEDIATE-TERM
                                                                 INSURED FUND                    FUND
                                                              ----------------------------------------------
                                                               2004         2003            2004       2003
                                                              ----------------------------------------------
Sales charges received............................            $67,175     $132,911        $38,498    $76,586
Contingent deferred sales charges retained........            $ 7,078     $ 18,251        $ 8,259    $12,148

                                                              ----------------
                                                                 MONEY FUND
                                                              ----------------
                                                                2004     2003
                                                              ----------------
Contingent deferred sales charges retained........            $10,700   $7,560

e. Transfer Agent Fees

The Funds paid transfer agent fees as noted in the Statements of Operations for the period ended September 30, 2004 and the year ended December 31, 2003, of which the following amounts were paid to Investor Services:

                                                              ----------------------------------------------
                                                                                           INTERMEDIATE-TERM
                                                                 INSURED FUND                    FUND
                                                              ----------------------------------------------
                                                                2004        2003            2004       2003
                                                              ----------------------------------------------
Transfer agent fees.................................          $65,594     $ 99,005        $46,485    $51,788

                                                              ----------------------------------------------
                                                               LIMITED-TERM FUND               MONEY FUND
                                                              ----------------------------------------------
                                                                2004         2003           2004       2003
                                                              ----------------------------------------------
Transfer agent fees.................................          $   913     $    163        $31,253    $43,737


70 | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

4. INCOME TAXES

At September 30, 2004, the following funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                           -----------------------------
                                                                              INSURED      INTERMEDIATE-
                                                                               FUND          TERM FUND
                                                                           -----------------------------
Capital loss carryovers expiring in:
 2007..................................................................    $    961,955      $ 213,880
 2008..................................................................       2,471,475        283,875
 2009..................................................................              --            251
 2010..................................................................              --         34,731
 2011..................................................................         474,738             --
 2012..................................................................              --        164,472
                                                                           ---------------------------
                                                                           $  3,908,168      $ 697,209
                                                                           ===========================

On September 30, 2004, the Intermediate-Term Fund had expired capital loss carryovers of $251,923, which were reclassified to paid-in capital.

The tax character of distributions paid during the period ended September 30, 2004 and the years ended December 31, 2003 and 2002, was as follows:

                                                          -----------------------------------------------
                                                                         INSURED FUND
                                                          -----------------------------------------------
                                                              2004(a)           2003             2002
                                                          -----------------------------------------------
Distributions paid from tax-exempt income ............    $ 10,949,293     $  14,411,078    $  14,119,222
                                                          -----------------------------------------------

                                                          -----------------------------------------------
                                                                     INTERMEDIATE-TERM FUND
                                                          -----------------------------------------------
                                                              2004(a)           2003             2002
                                                          -----------------------------------------------
Distributions paid from tax-exempt income .............   $  5,952,855     $   7,516,575    $   5,944,693

                                                                                 ------------------------
                                                                                     LIMITED-TERM FUND
                                                                                 ------------------------
                                                                                     2004(a)      2003(b)
                                                                                 ------------------------
Distributions paid from tax-exempt income ...................................    $    81,252    $  16,934

                                                                    -------------------------------------
                                                                                 MONEY FUND
                                                                    -------------------------------------
                                                                      2004(a)       2003        2002
                                                                    -------------------------------------
Distributions paid from tax-exempt income.......................    $ 235,296    $   338,732    $ 633,174

(a)   For the period January 1, 2004 to September 30, 2004.

(b) For the period September 2, 2003 (commencement of operations) to December 31, 2003.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of bond discounts and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of bond discounts.


                                                              Annual Report | 71

FRANKLIN NEW YORK TAX-FREE TRUST

4. INCOME TAXES (CONTINUED)

At September 30, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                             ---------------------------------------------------------------------------------
                                                INSURED              INTERMEDIATE-            LIMITED-                MONEY
                                                 FUND                  TERM FUND              TERM FUND               FUND
                                             ---------------------------------------------------------------------------------
Cost of investments ..................       $ 304,863,642           $ 221,990,693           $ 9,817,240           $71,884,110
                                             ---------------------------------------------------------------------------------
Unrealized appreciation ..............       $  21,443,545           $  11,180,310           $    26,668           $        --
Unrealized depreciation ..............            (284,009)                (89,225)               (7,586)                   --
                                             ---------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) ......................       $  21,159,536           $  11,091,085           $    19,082           $        --
                                             =================================================================================
Undistributed tax-exempt income ......       $     441,401           $     341,164           $     6,492           $       390
                                             ---------------------------------------------------------------------------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended September 30, 2004, were as follows:

                                                            ------------------------------------------
                                                              INSURED       INTERMEDIATE-    LIMITED-
                                                               FUND           TERM FUND     TERM FUND
                                                            ------------------------------------------
Purchases..............................................     $26,230,439      $23,909,231    $2,239,560
Sales .................................................     $31,357,457      $10,331,288    $  370,000

6. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On September 20, 2004, Franklin Resources, Inc. (Franklin Resources, Inc. and its subsidiaries are referred to collectively as the "Company") announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to an administrative complaint filed on February 4, 2004. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described below.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The consent order has multiple sections, including "Statements of Fact" and "Violations of Massachusetts Securities Laws." The Company admitted the "Statements of Fact." The Company did not admit or deny the "Violations of the Massachusetts Securities Laws." While Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in its best interest and the interests of its funds' shareholders to settle this issue now and move forward.


72 | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

6. REGULATORY MATTERS (CONTINUED)

MASSACHUSETTS ADMINISTRATIVE PROCEEDING (CONTINUED)

On October 25, 2004, the State of Massachusetts filed an administrative complaint against Franklin Resources, Inc. ("FRI") alleging a violation of the Massachusetts Uniform Securities law (the "Act") in connection with having filed on September 20, 2004, an allegedly false and misleading report on Form 8-K with the SEC. The Massachusetts administrative complaint seeks an order calling for FRI to cease and desist from further violations of the Act and to pay an administrative fine in an amount to be determined.

FRI's SEC filing of September 20, 2004 described the settlement consent order with the State of Massachusetts and reported while "Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in the best interest of the Company and its funds' shareholders to settle this issue now and move forward." The October 25, 2004 State of Massachusetts administrative complaint alleges that this description of the settlement consent order was materially false and misleading under Massachusetts law. FRI's management disagrees with the allegation made in this administrative complaint and continues to believe that the description of the terms of the settlement consent order issued by the State of Massachusetts is neither false nor misleading.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT

On August 2, 2004, the Company announced that an agreement has been reached by Franklin Advisers with the SEC that resolves the issues resulting from the SEC's investigation of market timing activity and the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease-and-desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts administrative complaint described above.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admits nor denies any wrongdoing, Franklin Advisers has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear which funds will receive distributions or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers to, among other things, enhance and periodically review compliance policies and procedures.


                                                              Annual Report | 73

FRANKLIN NEW YORK TAX-FREE TRUST

6. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees have been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("FTDI") concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office ("CAGO") also has advised the Company that the California Attorney General is authorized to bring a civil action against the Company and FTDI arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company's and funds' shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. The Company continues to have discussions towards resolving these governmental investigations.

OTHER LEGAL PROCEEDINGS

The Trust, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.


74 | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

6. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

Various subsidiaries of the Company have also been named in multiple lawsuits filed in state courts in Illinois alleging breach of duty with respect to valuation of the portfolio securities of certain funds managed by such subsidiaries.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing governmental investigations or class actions or other lawsuits. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                              Annual Report | 75

FRANKLIN NEW YORK TAX-FREE TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN NEW YORK TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin New York Tax-Free Trust (hereafter referred to as the "Funds") at September 30, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004, by correspondence with the custodian provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
November 12, 2004


76 | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal period ended September 30, 2004. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2005, shareholders will be notified of amounts for use in preparing their 2004 income tax returns.


                                                              Annual Report | 77

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                             LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (83)     Trustee        Since 1986       111                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (72)         Trustee        Since 1986       140                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                     company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (76)        Trustee        Since 1998       49                         None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY,
member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel,
California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)      Trustee        Since 1989       141                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (75)        Trustee        Since 1986       113                        Director, The California Center for Land
One Franklin Parkway                                                                     Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
------------------------------------------------------------------------------------------------------------------------------------
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


78 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                             LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (76)        Trustee        Since 1992       140                        Director, White Mountains Insurance
One Franklin Parkway                                                                     Group, Ltd. (holding company);
San Mateo, CA 94403-1906                                                                 Martek Biosciences Corporation;
                                                                                         MedImmune, Inc. (biotechnology); and
                                                                                         Overstock.com (Internet services);
                                                                                         and FORMERLY, Director, MCI
                                                                                         Communication Corporation
                                                                                         (subsequently known as MCI WorldCom,
                                                                                         Inc. and WorldCom, Inc.)
                                                                                         (communications services)
                                                                                         (1988-2002) and Spacehab, Inc.
                                                                                         (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of
Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                             LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (71)     Trustee and    Trustee since    140                        None
One Franklin Parkway          Chairman of    1986 and
San Mateo, CA 94403-1906      the Board      Chairman of the
                                             Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR.      Trustee,       Trustee and      123                        None
(64)                          President and  President since
One Franklin Parkway          Chief          1986, and Chief
San Mateo, CA 94403-1906      Executive      Executive
                              Officer -       Officer
                              Investment     - Investment
                              Management     Management
                                             since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 79

------------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                             LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (78)     Trustee        Since 1993       18                         None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (45)           Vice           Since 1999       Not Applicable             None
One Franklin Parkway          President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
Harmon E. Burns (59)          Vice           Since 1987       Not Applicable             None
One Franklin Parkway          President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory
Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (39)    Vice           Since 1999       Not Applicable             None
One Franklin Parkway          President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)           Chief          Since July 2004  Not Applicable             None
One Franklin Parkway          Compliance
San Mateo, CA 94403-1906      Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.,
and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (42)          Treasurer      Since July 2004  Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


80 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                             LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (44)      Vice            Since 1995       Not Applicable             None
One Franklin Parkway         President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive
Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer,
Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)        Senior Vice     Since 2002       Not Applicable             None
500 East Broward Blvd.       President
Suite 2100                   and Chief
Fort Lauderdale, FL          Executive
33394-3091                   Officer -
                             Finance and
                             Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)            Vice           Since 2000       Not Applicable             None
One Franklin Parkway          President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (56)         Vice           Since 2000       Not Applicable             None
One Franklin Parkway          President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 81

------------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                             LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)       Vice            Since 2002       Not Applicable             Director, FTI Banque, Arch Chemicals, Inc.
600 Fifth Avenue             President                                                   and Lingnan Foundation.
Rockefeller Center           - AML
New York, NY 10020-2302      Compliance
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)        Vice           Since 2000       Not Applicable             None
One Franklin Parkway          President
San Mateo, CA 94403-1906      and
                              Secretary
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (52)          Chief          Since May 2004   Not Applicable             None
500 East Broward Blvd.        Financial
Suite 2100                    Officer and
Fort Lauderdale, FL           Chief
33394-3091                    Accounting
                              Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (43)             Vice           Since 1999       Not Applicable             None
One Franklin Parkway          President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trusts' adviser and distributor. William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT DIRECTOR AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


82 | Annual Report

FRANKLIN NEW YORK TAX-FREE TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 83

                       This page intentionally left blank.

LITERATURE REQUEST

TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II(1)
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds
  Allocation Fund
Franklin Templeton Perspectives
  Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Federal Money Fund(5), (6)
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(5), (7)
Franklin Money Fund(5), (6)
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(8)

National Funds
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(9)
Tax-Exempt Money Fund(5), (6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(10)
Colorado
Connecticut
Florida(10)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(9)
Michigan(9)
Minnesota(9)
Missouri
New Jersey
New York(10)
North Carolina
Ohio(9)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
  Products Trust(11)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(7) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(8) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(9)   Portfolio of insured municipal securities.

(10) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(11) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/04                                              Not part of the annual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)                            One Franklin Parkway
       INVESTMENTS                                  San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN NEW YORK
TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

NYT A2004 11/04

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit FeesThe aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $43,207 for the fiscal year ended September 30, 2004 and $34,423 for the fiscal year ended September 30, 2003.

(b) Audit-Related
FeesThere were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $48,619 for the fiscal year ended September 30, 2004 and $3,619 for the fiscal year ended September 30, 2003. The services for which these fees were paid included attestation services.

(c)   Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)   All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $319 for the fiscal year ended
September 30, 2004 and $0 for the  fiscal year ended September 30, 2003.
The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,681 for the fiscal year ended September 30, 2004 and $12,000 for the fiscal year ended September 30, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

     (i)  pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

    (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

    (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and
          (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

   (e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

   (f)     No disclosures are required by this Item 4(f).

   (g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $148,619 for the fiscal year ended September 30, 2004 and $15,619 for the fiscal year ended September 30, 2003.

   (h)     No disclosures are required by this Item 4(h).

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    November 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    November 29, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    November 29, 2004